                                                                   EXHIBIT 10.39

                       STANDARD FORM OF AGREEMENT BETWEEN
               OWNER AND CONTRACTOR WHERE THE BASIS OF PAYMENT IS
                    THE COST OF THE WORK PLUS A FEE WITH OR
                       WITHOUT A GUARANTEED MAXIMUM PRICE

                     AIA Document A111 - Electronic Format

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

The 1987 Edition of AIA Document A201, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified. This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1920, 1925, 1951, 1958, 1961, 1967, 1974, 1978, 1987 by The American
Institute of Architects, 1735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.


--------------------------------------------------------------------------------
AGREEMENT
made as of the 24th day of OCTOBER in the year of Nineteen Hundred and Ninety-Seven

BETWEEN THE Owner:
(Name and address)
DM MANAGEMENT, INC., a  CORPORATION
25 Recreation PARK DRIVE, SUITE 200
Hingham, MA 02043

and the Contractor:
(Name and address)
CLAYCO CONSTRUCTION COMPANY, INC.
2199 Innerbelt Business Center Drive
St. Louis, MO 63114
ATTN:  C. David Moses

the Project is:
(Name and address)
NEW DISTRIBUTION FACILITY
1-93 and Route 3
Tilton, NH

the Architect is:
(Name and address)
MITCHELL-HUGEBACK ARCHITECTS, INC.
400 South Woodsmill Road, Suite 120
Chesterfield, MO 63017

The Owner and Contractor agree as set forth below.

                                   ARTICLE 1
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AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT
1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998.AIA License Number 105838, which expires on 7/31/1998 -- Page #1

                            THE CONTRACT DOCUMENTS

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.



                                   ARTICLE 2
                           THE WORK OF THIS CONTRACT

2.1 The Contractor shall execute the entire Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others, or as follows:
Design and construct one 425,270 square foot distribution facility in accordance with Outline Specifications dated 12-24-97 attached hereto and Mitchell-Hugeback Floor Plan A2.0 dated 10-24-97, and the other Contract Documents.



                                   ARTICLE 3
                          RELATIONSHIP OF THE PARTIES

3.1 The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to utilize the Contractor's best skill, efforts and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner agrees to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and making payments to the Contractor in accordance with requirements of the Contract Documents. The Contractor will establish a direct contractual relationship with the Architect, design professionals and other licensed professionals to provide the design of the Project; provided, however that the Owner will obtain and pay for all civil engineering work required in connection with the Project from a licensed civil engineering firm. The Owner acknowledges and agrees that the Contractor is not a licensed architect or engineer and is not agreeing to perform services which require such a license in the State in which the Project is located. Such services will be performed by licensed architects and engineers and qualified design build subcontractors under separate agreements. The fees and expenses of those design professionals contracted and paid for by the Contractor shall be included as part of the Cost of the Work. The fees and expenses of the civil engineer retained by the Owner and any other contractor the Owner retains shall not be included as part of the Cost of the Work or included within the GMP (as defined herein below). The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees and parties in privity of contract with the contractor to perform a portion of the Work, including their agents and employees, including without limitation the Architect, Subcontractors, and Subsubcontractors. The Contractor agrees that all Work shall be performed in compliance with (1) customary good practices and professional skill and care,
(2) the drawings and specifications, and (3) any statutes, ordinances, codes, regulations and standards of public bodies or trade regulators having any jurisdiction over the Project at the time of contract execution.



                                   ARTICLE 4
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


4.1 The date of commencement is the date from which the Contract Time of Subparagraph 4.2 is measured; it shall be the date of this Agreement, as first written above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed) September 11, 1997

Unless the date of commencement is established by a notice to proceed issued by the Owner, the Contractor shall notify the Owner in writing not less than five days before commencing the Work to permit timely filing of mortgages, mechanic's liens and other security interests. Notwithstanding anything provided to the contrary herein, the parties hereby confirm that the Work has commenced and
--------------------------------------------------------------------------------
AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #2 that all Work done by the Contractor on the Project prior to the date hereof shall be deemed to have been done pursuant to this Agreement and to be subject to the provisions hereof.

4.2
(insert the calendar date or number of calendar days after the date of commencement. Also insert any requirements for earlier Substantial Completion of certain portions of the Work, if not stated elsewhere in the Contract Documents.)
The Contractor shall have achieved Substantial Completion of the following portions of the Work on or before the dates indicated below for each portion of the Work (such dates being referred to herein as the "Substantial Completion Dates"), subject to extensions for any delays contemplated in Paragraph 8.3.1 of the form of the General Conditions (AIA Document No. A201) attached hereto:

Warehouse Area                        7-1-98
Main Office/Connecting Corridor       8-30-98

, subject to adjustments of this Contract Time as provided in the Contract Documents.
(Insert provisions, if any, for liquidated damages relating to failure to complete on time.)


                                   ARTICLE 5
                                  CONTRACT SUM

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and the Contractor's Fee determined as follows:
(State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and explain how the Contractor's Fee is to be adjusted for changes in the Work)
The Contractor's Fee shall equal Eight Hundred Ninety-Six Thousand Forty-Seven Dollars ($896,047.00) which is the product of Five and one-half Percent (5.50%) times the final estimated Cost of the Work. If Substantial Completion of the Warehouse Area is achieved on or before July 1, 1998 and Substantial Completion of the Main Office/Connecting Corridor is achieved on or before August 30, 1998, then the Contractor shall be entitled to an additional fee equal to one percent (1%) of the final GMP, which amount shall be due and payable within the later of
(i) thirty (30) days after Final Completion, and (ii) the date on which lien waivers are delivered by the Contractor to the Owner from all subcontractors (it being agreed, however that in lieu of lien waivers invoices marked paid or other reasonable evidence of payment shall only be required where the total subcontract is less than $10,000.00). The Contractor's Fee shall be fixed at $896,047.00, subject to adjustment only in the eent of a Change Order or a Construction Change Directive which results in the final Cost of the Work exceeding $16,291,780.10, in which event the Contractor shall be entitled to an additional fee equal to five and one-half percent (5 1/2%) of the final Cost of the Work in excess of $16,291,780.10.

5.2    GUARANTEED MAXIMUM PRICE (IF APPLICABLE)

5.2.1 The sum of the estimated Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed SEVENTEEN MILLION ONE HUNDRED EIGHTY-SEVEN THOUSAND EIGHT HUNDRED TWENTY-EIGHT Dollars ($17,187,828.00), subject to additions and deductions by Change Order as provided in the Contract Documents or as provided in Paragraph 5.2.4 below. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price or the "GMP". Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
(Insert specific provisions if the Contractor is to participate in any savings.) If the sum of the final Cost of the Work plus the Contractor's Fee is less than the GMP, then such difference (the "savings") shall be shared by the parties as follows: seventy-five percent (75%) of the savings shall be retained by the Owner and twenty-five percent (25%) of the savings shall be paid to the Contractor as an additional fee. Such payment shall be made by the Owner within thirty (30) days after Final Completion.

5.2.2 The Guaranteed Maximum Price is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner:
(State the numbers or other identification of accepted alternates, but only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1. if decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amount for each and the date until which that amount is valid.)
See Contractor's Proposal Book Dated 9-4-97.

5.2.3  The amounts agreed to for unit prices, if any, are as follows:
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AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT
1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #3

(State unit prices only if a Guaranteed Maximum Price is inserted in Subparagraph 5.2.1)
See Contractor's Proposal Book Dated 9-4-97.

5.2.4. If the Contract Documents specifically provide for any allowances, then the parties agree that (i) the GMP shall be reduced by the amount, if any, by which the allowance exceeds the actual cost of the item for which such allowance was made, and (ii) the GMP shall be increased by the amount, if any, by which the actual cost of the item for which such allowance was made exceeds the allowance.


                                   ARTICLE 6
                              CHANGES IN THE WORK

6.1  CONTRACTS WITH A GUARANTEED MAXIMUM PRICE

6.1.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work shall be determined as provided in Paragraph 6.3 below.

6.1.2  [Deleted.]

6.1.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used herein shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Paragraph 5.1 of this Agreement.

6.2  CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

6.2.1 [Deleted.]

6.3  ALL CONTRACTS

6.3.1 If no specific provision is made in paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inequity to the Owner or Contractor, the Contractor's Fee shall be equitably adjusted on the basis of the Fee established for the original Work.

Insert A: 6.3.2 The Owner shall have the right to order changes in the Work by giving the Contractor a written change order request (a "CO Request"), setting forth in detail the nature of the requested change. Upon receipt of a CO Request the Contractor shall furnish to the Owner a written offer to make the change requested which offer shall include the Contractor's determination of the changes, if any, to the (i) the Cost of the Work, (ii) the Contractor's Fee provided that any CCD (defined below) results in an increase in the Cost of the Work as provided in Paragraph 5.1 above, (iii) the GMP, (iv) the schedule of values, or (v) the Substantial Completion Dates, or any one or more of the foregoing, resulting from the changes described in such CO Request. If the Owner accepts such offer in writing and without revision then such offer shall constitute a change order (a "Change Order") which shall operate to amend this Contract as provided therein. If the Contractor accepts such counteroffer in writing, then the same shall constitute a Change Order. If the Owner accepts such offer subject to revisions not previously agreed to by the Contractor in writing then such "acceptance" shall constitute a construction change directive (a "CCD") and the Contractor shall promptly proceed with the work described in the CCD. The cost of the work covered by the CCD shall then be determined on the basis of reasonable expenditures and savings of those performing the work covered by the CCD, including the expenses of design services and revisions to the Contract Documents. The Contractor shall keep and present an itemized accouting together with appropriate supporting data for inclusion in a CCD. Unless otherwise provided in the Contract Documents, costs of the work covered by th CCD shall include the following: costs of labor including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance, costs of material, supplies and equipment, including costs of transportation, whether incorporated or consumed, and sales taxes, rental costs of machinery and equipment, costs of premiums for all bonds and insurance, permit fees and sales, use or similar taxes related to such work, and additional costs of supervision and field office personnel directly
--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA -
COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #4 attributable to the change, and any increase in the Contractor's Fee as provided in Paragraph 5.1 above. Pending final determination of the cost of such work, the Owner shall make reasonable payments on account thereof pursuant to Applications for payment submitted by the Contractor. The Contractor shall have no obligation to perform any changes in the Work except pursuant to a Change Order or a CCD made as provided herein.



                                   ARTICLE 7
                             COSTS TO BE REIMBURSED

7.1 The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

7.1.1  LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's agreement.
(If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work, identify in Article 14 the personnel to be included and whether for all or only part of their time.)

7.1.1.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.1 .1.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Clauses 7.1.l.l through 7.1.1.3.

7.1.2  SUBCONTRACT COSTS

Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

7.1.3  COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
CONSTRUCTION

7.1.3.1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage. Unused excess materials, if any, shall be handed over to the Owner at the completion of the Work or, at the Owner's option, shall be sold by the Contractor; amounts realized, if any, from such sales shall be credited to the Owner as a deduction from the Cost of the Work or shall be paid to the Owner.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost less salvage value on such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.
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AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT
1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                  Electronic Format A111-1987
User Document: CDMMANA111V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #5

7.1.4.3  Costs of removal of debris from the site.

7.1.4.4 Costs of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.

7.1.5  MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.4 below.

7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of a Guaranteed Maximum Price, if any, and provided that such royalties, fees and costs are not excluded by the last sentence of Subparagraph 3.17.1 of the General Conditions or other provisions of the Contract Documents.

7.1.5.6 Deposits lost for causes other than the Contractor's fault or negligence.

7.1.6  OTHER COSTS

7.1.6.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

7.2  EMERGENCIES: REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor:

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions, provided such threat of damage, injury or loss does

7.2.2 not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor or other parties for whom the Contractor is responsible.

7.2.3 In repairing damaged Work other than that described in Subparagraph 7.2.2, provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel or other parties for whom the Contractor is responsible and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

7.2.4  [Deleted.]
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AIA DOCUMENT AIII - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT
1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #6

                                   ARTICLE 8
                           COSTS NOT TO BE REIMBURSED

8.1  The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Clauses 7.1.1.2 and 7.1.1.3 or as may be provided in Article 14.

8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

8.1.3  Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Rental costs of machinery and equipment, except as specifically provided in Clause 7.1.4.2.

8.1.6  Except as provided in Subparagraphs 7.2.2 through 7.2.4 and Paragraph
13.5 of this Agreement, costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

8.1.7  Any cost not specifically and expressly described in Article 7.

8.1.8 Costs which would cause the Guaranteed Maximum Price, if any, to be exceeded.

Insert B: 8.1.9 The excess of costs, including without limitation wages and fringe benefits incurred as a result of the use of union labor to perform any Work over costs which would have been paid or incurred if such Work had been performed by otherwise qualified non-union labor.


                                   ARTICLE 9
                         DISCOUNTS, REBATES AND REFUNDS

9.1 Cash discounts obtained on payments made by the Contractor shall accrue for the benefit of the Owner. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

9.2 Amounts which accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.



                                   ARTICLE 10
                       SUBCONTRACTS AND OTHER AGREEMENTS

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner. The Owner will then determine, with the advice of the Contractor, which bids will be accepted. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; however, if a Guaranteed Maximum Price has been established, the Owner may not prohibit the Contractor from obtaining bids
--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA -COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electroic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #7 from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

10.3 Subcontracts or other agreements shall conform to the payment provisions of Paragraphs 12.7 and 12.8, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.


                                   ARTICLE 11
                               ACCOUNTING RECORDS

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control Systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

Insert C: 11.2 The Contractor shall maintain all records, bookkeeping and accounts for the Project in accordance with generally accepted accounting principles and shall make such accounts, records and books available to the Owner upon request. Cost reports showing original GMP, commitments, actual and anticipated costs as well as variances, if any, and available contingency (as well as a detailed written explanation of the reason for use of any contingency) shall be submitted on a monthly basis to the Owner. The Contractor shall submit copies of all executed contracts to the Owner.


                                   ARTICLE 12
                               PROGRESS PAYMENTS

12.1 Based upon Applications for Payment submitted to the Owner by the Contractor, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

12.3 Provided an Application for Payment is received by the Owner not later than the first (1st) day of a month, the Owner shall make payment to the Contractor not later than the twentieth (20th) day of the same month. If an Application for Payment is received after the application date fixed above, payment shall be made by the Owner not later than twenty (20) days after the Owner receives the Application for Payment.

12.4 With each Application for Payment the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less
(2) that portion of those payments attributable to the Contractor's Fee; plus
(3) payrolls for the period covered by the present Application for Payment; plus
(4) retainage provided in Subparagraph 12.5.4, if any, applicable to prior progress payments. In addition to the foregoing, such supporting evidence shall consist of lien waivers for work covered by prior Applications for Payment which previously have been paid, progress photographs reasonably requested in advance by the Owner, report of pending Change Orders and such invoices with check vouchers attached and check registers as the Owner may have reasonably requested in advance. An Application for Payment shall not be deemed to be received by the Owner until all such supporting documents have been furnished.

12.5  CONTRACTS WITH A GUARANTEED MAXIMUM PRICE
--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced
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date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #8

12.5.1 Each Application for Payment shall be based upon the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work, except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may reasonably require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5.2 Applications for Payment shall show the percentage completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed or (2) the percentage obtained by dividing (a) the expense which has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

12.5.3 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.5.3.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions, even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.5.3.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing.

12.5.3.3 Add the Contractor's Fee, less retainage of five percent (5%) which retainage shall be five percent (5%) of the sum of amounts determined under paragraphs 12.5.3.1, 12.5.3.2 and 12.5.3.3.. The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, shall be an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion.

12.5.3.4  Subtract the aggregate of previous payments made by the Owner.

12.5.3.5 Subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation.

12.5.3.6 Subtract amounts, if any, for which the Owner has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of the General Conditions.

12.5.4  Additional retainage, if any, shall be as follows:
(If it is intended to retain additional amounts from progress payments to the Contractor beyond (1) the retainage from the Contractor's Fee provided in Clause 12.5.3.3, (2)the retainage from Subcontractors provided in Paragraph 12.7 below, and (3) the retainage, if any, provided by other provisions of the Contract, insert provision for such additional retainage here. Such provision, if made, should also describe any arrangement for limiting or reducing the amount retained after the Work reaches a certain state of completion)

12.6  CONTRACTS WITHOUT A GUARANTEED MAXIMUM PRICE

12.6.1 [Deleted.]

12.6.2 [Deleted.]
--------------------------------------------------------------------------------
AIA DOCUMENT A111. OWNER-CONTRACTOR AGREEMENT - TENTH EDITION . AIA - COPYRIGWF 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. . This document was electronically produced
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date of expiration as noted below.

                                                   Electronic Format A111-1987
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expires on 7/31/1998 -- Page #9

12.6.2.1  [Deleted.]

12.6.2.2  [Deleted.]

12.6.2.3  [Deleted.]

12.6.2.4  [Deleted.]

12.6.2.5  [Deleted.]

12.6.3    [Deleted.]

12.7 Except with the Owner's prior approval, payments to Subcontractors included in the Contractor's Applications for Payment shall not exceed an amount for each Subcontractor calculated as follows:

12.7.1 Take that portion of the Subcontract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion in the Subcontractor's schedule of values, less retainage of five percent (5%). Pending final determination of amounts to be paid to the Subcontractor for changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Subcontract Sum has not yet been adjusted by Change Order.

Insert D: Notwithstanding the foregoing, if any Subcontractor fully performs all of its obligations under its Subcontract then, upon the request of the Contractor, the Owner, at the Owner's sole discretion, may agree to release the full amount of the retainage for such Subcontractor to the Contractor for payment to the Subcontractor.

12.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less retainage of five percent (5%).

12.7.3 Subtract the aggregate of previous payments made by the Contractor to the Subcontractor.

12.7.4 Subtract amounts, if any, for which the Owner has withheld Payment to the Contractor for reasons which are the fault of the Subcontractor.

12.7.5 Add, upon Substantial Completion of the entire Work of the Contractor, a sum sufficient to increase the total payments to the Subcontractor to one hundred percent (100%) of the Subcontract Sum, less amounts, if any, for incomplete Work and unsettled claims; and, if final completion of the entire Work is thereafter materially delayed through no fault of the Subcontractor, add any additional amounts payable on account of Work of the Subcontractor in accordance with Subparagraph 9.10.3 of the General Conditions.
(If it is intended, prior to Substantial Completion of the entire Work of the Contractor, to reduce or limit the retainage from Subcontractors resulting from the percentages inserted in Subparagraphs 12.7.1 and 12.7.2 above, and this is not explained elsewhere in the Contract Documents, insert here provisions for such reduction or limitation.)

The Subcontract Sum is the total amount stipulated in the subcontract to be paid by the Contractor to the Subcontractor for the Subcontractor's performance of the subcontract.

--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. . This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #10

12.8 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.9  [Deleted.]

Insert E: 12.10 Upon Substantial Completion, any retainage then held by the Owner shall be due and payable to the Contractor provided that such payment may be reduced by such amount as the Owner shall reasonably determine for incomplete Work and unsettled claims. Owner shall not be deemed unreasonable in withholding an amount equal to the sum of (i) a reasonable estimate of the cost of the materials required to complete or correct such items and (ii) two times a reasonable estimate of the aggregate cost of the labor to complete or correct such items. The monetized retention for punch-list items shall be paid to the Contractor monthly as such items are completed and application for payment is made therefor.


                                   ARTICLE 13
                                 FINAL PAYMENT

13.1 Final payment shall be made by the Owner to the Contractor when (1) the Contract has been fully performed by the Contractor except for the Contractor's responsibility to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Application for Payment and a final accounting for the Cost of the Work have been submitted by the Contractor and reviewed by the Owner's accountants. Final payment shall be made by the Owner not more than 30 days after receipt by the Owner of all information required to be submitted to it in accordance with the terms hereof.

13.2  The amount of the final payment shall be calculated as follows:

13.2.1 Take the sum of the Cost of the Work substantiated by the Contractor's final accounting and the Contractor's Fee; but not more than the Guaranteed Maximum Price, if any.

13.2.2 Subtract amounts, if any, for which the Owner withholds, in whole or in part, a final Certificate for Payment as provided in Subparagraph 9.5.1 of the General Conditions or other provisions of the Contract Documents.

13.2.3  Subtract the aggregate of previous payments made by the Owner.

If the aggregate of previous payments made by the Owner exceeds the amount due the Contractor, the Contractor shall reimburse the difference to the Owner.

13.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Owner by the Contractor. Based upon such Cost of the Work as the Owner's accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Paragraph 13.1 have been met, the Owner will, within seven days after receipt of the written report of the Owner's accountants, either pay the amount of such application, or notify the Contractor in writing of the Owner's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the General Conditions. The time periods stated in this Paragraph 13.3 supersede those stated in Subparagraph 9.4.1 of the General Conditions.

13.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to request mediation of the disputed amount. Such request for mediation shall be made by the Contractor within 30 days
--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987. THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. . This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #11 after the Contractor's receipt of a copy of such report failure to request mediation within this 30-day period shall result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution, the Owner shall pay the Contractor all undisputed amounts.

13.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to fmal payment, but not in excess of the Guaranteed Maximum Price, if any. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.


                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof; at the legal rate prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any)
One percent over the "prime rate" as reported in The Wall Street Journal.

(Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

14.3  Other provisions:
 The Contractor hereby consents to the assignment of this Contract by the Owner to the Owner's mortgage lender who will finance the Work. The Contractor agrees to furnish copies of its Applications for Payment and all supporting documents required under this Contract to said lender.


                                   ARTICLE 15
                           TERMINATION OR SUSPENSION

15.1 The Contract may be terminated by the Contractor as provided in Article 14 of the General Conditions; however, the amount to be paid to the Contractor under Subparagraph 14.1.2 of the General Conditions shall not exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

15.2 If a Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the amount, if any, to be paid to the Contractor under Subparagraph 14.2.4 of the General Conditions shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed the amount the Contractor would be entitled to receive under Paragraph 15.3 below.

15.3 If no Guaranteed Maximum Price is established in Article 5, the Contract may be terminated by the Owner for cause as provided in Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.3.1 Take the Cost of the Work incurred by the Contractor to the date of termination.

15.3.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.1 or, if the Contractor's Fee is stated as a fixed sum in that Paragraph, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion.
--------------------------------------------------------------------------------
AIA DOCUMENT A111- OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA. COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. . This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A111-1987
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expires on 7/31/1998 -- Page #12

15.3.3 Subtract the aggregate of previous payments made by the Owner. The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work under Subparagraph 15.3.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.4 The Work may be suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the Guaranteed Maximum Price, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraphs 5.1 and 6.3 of this Agreement.



                                   ARTICLE 16
                       ENUMERATION OF CONTRACT DOCUMENTS

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement is this executed Standard Form of Agreement Between Owner and Contractor, AIA Document A111, 1987 Edition.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AlA Document A2Ol, 1987 Edition as modified in the form thereof attached to this Contract.

16.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated , and are as follows:
DOCUMENT                            TITLE                                  DATE

16.1.4 The Specifications are those contained in the Project Manual dated as in Paragraph 16.1.3, and are as follows:
(Either list the Specifications here or refer to an exhibit attached to this Agreement.)
SECTION                             TITLE                                  PAGES
Clayco Outline Specifications dated 12-24-97 attached to this Contract as Exhibit B and consisting of 21 pages.
K.S.A. Specifications Dated 8-15-97.

16.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
(Either list the Drawings here or refer to an exhibit attached to this
Agreement.)
NUMBER                              TITLE                                  DATE
See Exhibit A attached to this Contract.

16.1.6  The Addenda, if any, are as follows:
NUMBER                              DATE                                   PAGES

Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this
Article 16.

16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:
(List here any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be listed here only, if intended to be part of the Contract Documents.)
Clayco Proposal Book Dated 9-4-97.
Clayco letter dated 12-24-97 attached to this Contract as Exhibit D.
Clayco Control Budget dated 12-24-97 attached hereto as Exhibit C.


                          ARTICLE 17

17.1 Conflicts or discrepancies among the Contract Documents shall be resolved in the following order of priority:
--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. . This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                     Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #13

     .1  This Contract, as the same may be modified by Change Order;
     .2  The General Conditions;
     .3  The Specifications;
     .4 The Drawings; provided , however, that Drawings which are in existance on the date hereof shall govern over this Contract or the General Conditions for quantity, location, quality and performance;

17.2 The Contractor and the Owner shall work cooperatively with each other, the Architect and any design/build Subcontractors to develop design and construction drawings and specifications for the Project which are satisfactory to the Owner.

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

OWNER                                          CONTRACTOR





By: /s/ Olga L. Conley                 By:/s/ Michael Murphy
    ------------------------              ------------------------------
        (Signature)                              (Signature)
    Olga L. Conley Chief                  Michael Murphy VICE PRESIDENT OF
     Financial Officer                    CLAYCO CONSTRUCTION COMPANY, INC.


an Authorized signatory for DM MANAGEMENT, INC.
(Printed name and title)                       (Printed name and title)


--------------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER-CONTRACTOR AGREEMENT - TENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1987
User Document: CDMMANA111V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #14

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

                     AIA Document A201 - Electronic Format

--------------------------------------------------------------------------------

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by the Associated General Contractors of America.

Copyright 1911, 1915,1918,1925,1927, 1951,1958,1961,1963, 1967,1970,1976, 1987
by The American Institute of Architects, l735 New York Avenue N.W., Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecutions.

--------------------------------------------------------------------------------

                               TABLE OF ARTICLES

  1.   GENERAL PROVISIONS                 8.   TIME

  2.   OWNER                              9.   PAYMENTS AND COMPLETION

  3.   CONTRACTOR                         10.  PROTECTION OF PERSONS AND
                                               PROPERTY

  4.   ADMINISTRATION OF THE CONTRACT     11. INSURANCE AND BONDS

  5.   SUBCONTRACTORS                     12. UNCOVERING AND CORRECTION OF
                                              WORK

  6.   CONSTRUCTION BY OWNER OR BY        13. MISCELLANEOUS PROVISIONS
       SEPARATE CONTRACTORS

  7.   CHANGES IN THE WORK                14. TERMINATION OR SUSPENSION OF THE
                                              CONTRACT


--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #1

Acceptance of Nonconforming Work    9.6.6, 9.9.3, 12.3
Acceptance of Work                  9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3
Access to Work                      3.16, 6.2.1, 12.1
Accident Prevention                 4.2.3, 10
Acts and Omissions                  3.2.1, 3.2.2, 3.3.2, 3.12.8, 3.18, 4.2.3,
                                    4.3.2, 4.3.9, 8.3.1,10.1.4, 10.2.5, 13.4.2, 13.7, 14.1
Addenda                             1.1.1, 3.11
Additional Costs, Claims for        4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Additional Inspections and Testing  4.2.6, 9.8.2, 12.2.1, 13.5
Additional Time, Claims for         4.3.6, 4.3.8, 4.3.9, 8.3.2
ADMINISTRATION OF THE CONTRACT      3.3.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid  1.1.1
Aesthetic Effect                    4.2.13, 4.5.1
Allowances                          3.8
All-risk Insurance                  11.3.1.1
Applications for Payment            4.2.5, 7.3.7, 9.2, 9.3, 9.4, 9.5.1,
                                    9.6.3, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 11.1.3, 14.2.4
Approvals                           2.4, 3.3.3, 3.5, 3.10.2, 3.12.4 through 3.12.8,
                                    3.18.3, 4.2.7, 9.3.2, 11.3.1.4, 13.4.2, 13.5
Arbitration                         4.1.4, 4.3.2, 4.3.4, 4.4.4, 4.5, 8.3.1,
                                    10.1.2, 11.3.9, 11.3.10
Architect                           4.1
Architect, Definition of            4.1.1
Architect, Extent of Authority      2.4, 3.12.6, 4.2, 4.3.2,4.3.6, 4.4,
                                    5.2, 6.3, 7.1.2, 7.2.1, 7.3.6, 7.4, 9.2, 9.3.1,9.4, 9.5,
                                    9.6.3,9.8.2, 9.8.3, 9.10.1, 9.10.3, 12.1,
                                    12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority
 and Responsibility                 3.3.3, 3.12.8, 3.12.11, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6,
                                    4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.3.2, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and
 Expenses                           2.4, 9.8.2, 11.3.1.1, 12.2.1, 12.2.4, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the
 Contract                           4.2, 4.3.6, 4.3.7, 4.4, 9.4, 9.5
Architect's Approvals               2.4, 3.5.1, 3.10.2, 3.12.6, 3.12.8, 3.18.3, 4.2.7
Architect's Authority to Reject
 Work                               3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright               1.3
Architect's  Decisions              4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.2, 4.3.6,
                                    4.4.1, 4.4.4, 4.5, 6.3, 7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2,
                                    9.4, 9.5.1, 9.8.2, 9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Architect's Inspections             4.2.2, 4.2.9, 4.3.6, 9.4.2, 9.8.2,
                                    9.9.2, 9.10.1, 13.5
Architect's Instructions            4.2.6, 4.2.7, 4.2.8, 4.3.7,
                                    7.4.1, 12.1, 13.5.2
Architect's Interpretations         4.2.11, 4.2.12, 4.3.7
Architect's On-Site Observations    4.2.2, 4.2.5, 4.3.6, 9.4.2,
                                    9.5.1, 9.10.1, 13.5
Architect's Project Representative  4.2.10
Architect's Relationship with
 Contractor                         1.1.2, 3.2.1, 3.2.2, 3.3.3, 3.5.1,
                                    3.7.3, 3.11, 3.12.8, 3.12.11, 3.16, 3.18, 4.2.3,
                                    4.2.4, 4.2.6, 4.2.12, 5.2, 6.2.2, 7.3.4,
                                    9.8.2,  11.3.7, 12.1, 13.5
Architect's Relationship with
 Subcontractors                     1.1.2, 4.2.3, 4.2.4,
                                    4.2.6, 9.6.3, 9.6.4, 11.3.7
Architect's Representations         9.4.2, 9.5.1, 9.10.1
Architect's Site Visits             4.2.2, 4.2.5,4.2.9, 4.3.6, 9.4.2,
                                    9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5

Asbestos                            10.1
Attorneys' Fees                     3.18.1, 9.10.2, 10.1.4
Award of Separate Contracts         6.1.1
Award of Subcontracts and
 Other Contracts
 for Portions of the Work           5.2
Basic Definitions                   1.1
Bidding Requirements                1.1.1,1.1.7,5.2.1, 11.4.1
Boiler and Machinery
 Insurance                          11.3.2
Bonds, Lien                         9.10.2
Bonds, Performance and
 Payment                            7.3.6.4, 9.10.3, 11.3.9, 11.4
Building Permit                     3.7.1
Capitalization.                     1.4
Certificate of Substantial
 Completion                         9.8.2
Certificates for Payment            4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1,
                                    9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Certificates of
 Inspection, Testing or
 Approval                           3.12.11, 13.5.4
Certificates of Insurance           9.3.2, 9.10.2, 11.1.3
Change Orders                       1.1.1, 2.4.1, 3.8.2.4, 3.11, 4.2.8, 4.3.3, 5.2.3,
                                    7.1, 7.2, 7.3.2, 8.3.1, 9.3.1.1, 9.l0.3,
                                    11.3.1.2, 11.3.4, 11.3.9, 12.1.2
Change Orders, Definition
 of                                 7.2.1
Changes                             7.1
CHANGES IN THE WORK                 3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 10.1.3
Claim, Definition of                4.3.1
Claims and Disputes                 4.3, 4.4, 4.5, 6.2.5, 8.3.2, 9.3.1.2,
                                    9.3.3,9.10.4, 10.1.4
Claims and Timely
 Assertion of Claims                4.5.6
Claims for Additional Cost          4.3.6, 4.3.7, 4.3.9, 6.1.1, 10.3
Claims for Additional Time          4.3.6, 4.3.8, 4.3.9, 8.3.2
Claims for Concealed or
 Unknown Conditions                 4.3.6
Claims for Damages                  3.18, 4.3.9, 6.1.1, 6.2.5, 8.3.2,
                                    9.5.1.2, 10.1.4
Claims Subject to
 Arbitration                        4.3.2, 4.4.4, 4.5.1
Cleaning Up                         3.15, 6.3
Commencement of Statutory
 Limitation Period                  13.7
Commencement of the Work,
 Conditions Relating to             2.1.2, 2.2.1, 3.2.1, 3.2.2, 3.7.1, 3.10.1, 3.12.6, 4.3.7, 5.2.1,
                                    6.2.2, 8.l.2, 8.2.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Commencement of the Work,
 Definition of                      8.1.2
Communications
 Facilitating Contract
 Administration                     3.9.1, 4.2.4, 5.2.1
Completion, Conditions
 Relating to                        3.11, 3.15, 4.2.2, 4.2.9,
                                    4.3.2, 9.4.2, 9.8, 9.9.1, 9.10, 11.3.5, 12.2.2, 13.7.1
COMPLETION, PAYMENTS AND            9
Completion, Substantial             4.2.9, 4.3.5.2, 8.1.1, 8.1.3, 8.2.3, 9.8,
                                    9.9.1, 12.2.2, 13.7
Compliance with Laws                1.3, 3.6, 3.7, 3.13, 4.1.1, 10.2.2,
                                    11.1, 11.3, 13.1, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown
 Conditions                         4.3.6
Conditions of the Contract          1.1.1, 1.1.7, 6.1.1
Consent, Written                    1.3.1, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.5.5, 9.3.2,
                                    9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3, 11.3.1,
                                    11.3.1.4, 11.3.11, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY
 SEPARATE CONTRACTORS               1.1.4, 6
Construction Change Directive,
 Definition of                      7.3.1

--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #2.

Construction Change Directives      1.1.1, 4.2.8, 7.1, 7.3, 9.3.1.1
Construction Schedules,
 Contractor's                       3.10, 6.1.3
Contingent Assignment of
 Subcontracts                       5.4
Continuing Contract Performance     4.3.4
Contract, Definition of             1.1.2
CONTRACT, TERMINATION OR SUSPENSION
 OF THE                             4.3.7, 5.4.1.1, 14
Contract Administration             3.3.3, 4, 9.4, 9.5
Contract Award and Execution,
 Conditions Relating to             3.7.1,
                                    3.10, 5.2, 9.2, 11.1.3, 11.3.6, 11.4.1
Contract Documents, The             1.1, 1.2, 7
Contract Documents, Copies
 Furnished and Use of               1.3, 2.2.5, 5.3
Contract Documents, Definition of   1.1.1
Contract Performance During
 Arbitration                        4.3.4, 4.5.3
Contract Sum                        3.8, 4.3.6, 4.3.7, 4.4.4, 5.2.3, 6.1.3,
                                    7.2,7.3,9.1,9.7, 11.3.1, 12.2.4, 12.3, 14.2.4
Contract Sum, Definition of         9.1
Contract Time                       4.3.6, 4.3.8, 4.4.4, 7.2.1.3, 7.3, 8.2.1,
                                    8.3.1,9.7, 12.1.1

Contract Time, Definition of        8.1.1
CONTRACTOR                          3
Contractor, Definition of           3.1,6.1.2
Contractor's Bid                    1.1.1
Contractor's Construction Schedules 3.10, 6.1.3
Contractor's Employees              3.3.2, 3.4.2, 3.8.1, 3.9, 3.18,4.2.3,
                                    4.2.6, 8.1.2, 10.2, 10.3, 11.1.1, 14.2.1.1

Contractor's Liability Insurance    11.1
Contractor's Relationship with
 Separate Contractors and Owner's
 Forces                             2.2.6, 3.12.5, 3.14.2, 4.2.4, 6, 12.2.5
Contractor's Relationship with
 Subcontractors                     1.2.4, 3.3.2,
                                    3.18.1, 3.18.2, 5.2, 5.3, 5.4, 9.6.2, 11.3.7, 11.3.8, 14.2.1.2
Contractor's Relationship with the
 Architect                          1.1.2, 3.2.1, 3.2.2,
                                    3.3.3, 3.5.1, 3.7.3, 3.11, 3.12.8, 3.16, 3.18, 4.2.3, 4.2.4, 4.2.6,
                                    4.2.12, 5.2, 6.2.2, 7.3.4, 9.8.2, 11.3.7, 12.1, 13.5
Contractor's Representations        1.2.2, 3.5.1, 3.12.7, 6.2.2,
                                    8.2.1, 9.3.3
Contractor's Responsibility for
 Those Performing the Work          3.3.2,
                                    3.18, 4.2.3, 10
Contractor's Review of Contract
 Documents                          1.2.2, 3.2, 3.7.3
Contractor's Right to Stop the Work 9.7
Contractor's Right to Terminate
 the Contract                       14.1
Contractor's Submittals             3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
                                    7.3.6, 9.2,9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3,
                                    10.1.2, 11.4.2, 11.4.3
Contractor's Superintendent         3.9, 10.2.6
 Contractor's Supervision and
 Construction Procedures            1.2.4, 3.3,
                                    3.4,4.2.3, 8.2.2, 8.2.3, 10
Contractual Liability Insurance     11.1.1.7, 11.2.1
Coordination and Correlation        1.2.2, 1.2.4, 3.3.1, 3.10, 3.12.7,
                                    6.1.3,6.2.1
Copies Furnished of Drawings and
 Specifications                     1.3,2.2.5,3.11
Correction of Work                  2.3, 2.4,4.2.1,9.8.2, 9.9.1,
                                    12.1.2, 12.2, 13.7.1.3
Cost, Definition of                 7.3.6, 14.3.5
Costs                               2.4, 3.2.1, 3.7.4, 3.8.2, 3.15.2., 4.3.6, 4.3.7, 4.3.8.1,
                                    5.2.3, 6.1.1, 6.2.3, 6.3, 7.3.3.3, 7.3.6, 7.3.7, 9.7, 9.8.2, 9.10.2,
                                    11.3.1.2,  11.3.1.3, 11.3.4, 11.3.9, 12.1, 12.2.1, 12.2.4,
                                    12.2.5, 13.5, 14
Cutting and Patching                3.14,6.2.6
Damage to Construction of Owner
 or Separate Contractors            3.14.2,
                                    6.2.4, 9.5.1.5, 10.2.1.2, 10.2.5, 10.3, 11.1, 11.3, 12.2.5

Damage to the Work                  3.14.2,9.9.1, 10.2.1.2, 10.2.5, 10.3, 11.3
Damages, Claims for                 3.18, 4.3.9,6.1.1, 6.2.5,
                                    8.3.2, 9.5.1.2, 10.1.4
Damages for Delay                   6.1.1, 8.3.3, 9.5.1.6, 9.7
Date of Commencement of the Work,
 Definition of                      8.1.2
Date of Substantial Completion,
 Definition of                      8.1.3
Day, Definition of                  8.1.4
Decisions of the Architect          4.2.6, 4.2.7, 4.2.11,
                                    4.2.12, 4.2.13, 4.3.2, 4.3.6, 4.4.1, 4.4.4,4.5,6.3,
                                    7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.2,
                                    9.9.1, 10.1.2, 13.5.2, 14.2.2, 14.2.4
Decisions to Withhold
 Certification                      9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work,
 Acceptance, Rejection and
 Correction of                      2.3, 2.4, 3.5.1, 4.2.1,
                                    4.2.6, 4.3.5, 9.5.2, 9.8.2, 9.9.1, 10.2.5, 12, 13.7.1.3
Defective Work, Definition of       3.5.1
Definitions                         1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3,
                                    4.1.1, 4.3.1, 5.1, 6.1.2, 7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time       4.3.1, 4.3.8.1, 4.3.8.2,
                                    6.1.1, 6.2.3, 7.2.1, 7.3.1, 7.3.4, 7.3.5, 7.3.8,
                                    7.3.9, 8.1.1, 8.3, 10.3.1, 14.1.1.4
Disputes                            4.1.4, 4.3, 4.4, 4.5, 6.2.5, 6.3, 7.3.8, 9.3.1.2
Documents and Samples at the Site   3.11
Drawings, Definition of             1.1.5
Drawings and Specifications, Use
 and Ownership of                   1.1.1,  1.3,
                                    2.2.5, 3.11, 5.3
Duty to Review Contract Documents
 and Field Conditions               3.2
Effective Date of Insurance         8.2.2, 11.1.2
Emergencies                         4.3.7, 10.3
Employees, Contractor's             3.3.2., 3.4.2, 3.8.1, 3.9, 3.18.1,
                                    3.18.2, 4.2.3, 4.2.6, 8.1.2,
                                    10.2, 10.3, 11.1.1, 14.2.1.1
Equipment, Labor, Materials and     1.1.3, 1.1.6, 3.4, 3.5.1,
                                    3.8.2, 3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7,
                                    6.2.1, 7.3.6, 9.3.2, 9.3.3, 11.3, 12.2.4, 14
Execution and Progress of the Work  1.1.3, 1.2.3, 3.2, 3.4.1,
                                    3.5.1, 4.2.2, 4.2.3, 4.3.4, 4.3.8,6.2.2, 7.1.3,
                                    7.3.9, 8.2, 8.3, 9.5, 9.9.1, 10.2, 14.2, 14.3
Execution, Correlation and Intent
 of the Contract Documents          1.2, 3.7.1
Extensions of Time                  4.3.1, 4.3.8, 7.2.1.3, 8.3, 10.3.1
Failure of Payment by Contractor    9.5.1.3, 14.2.1.2
Failure of Payment by Owner         4.3.7,9.7, 14.1.3
Faulty Work (See Defective or
 Nonconforming Work)
Final Completion and Final Payment  4.2.1, 4.2.9, 4.3.2,
                                    4.3.5, 9.10, 11.1.2, 11.1.3, 11.3.5, 12.3.1, 13.7
Financial Arrangements, Owner's     2.2.1
Fire and Extended Coverage
 Insurance                          11.3
GENERAL PROVISIONS                  1
Governing Law                       13.1
Guarantees (See Warranty and
 Warranties)
Hazardous Materials                 10.1, 10.2.4
Identification of Contract
 Documents                          1.2.1
Identification of Subcontractors
 and Suppliers                      5.2.1
Indemnification                     3.17, 3.18, 9.10.2, 10.1.4, 11.3.1.2, 11.3.7
Information and Services
 Required of the Owner              2.1.2,2.2,
                                    4.3.4, 6.1.3, 6.1.4, 6.2.6, 9.3.2, 9.6.1, 9.6.4, 9.8.3, 9.9.2,
                                    9.10.3, 10.1.4, 11.2, 11.3, 13.5.1, 13.5.2
Injury or Damage to
 Person or Property                 4.3.9
Inspections                         3.3.3, 3.3.4, 3.7.1, 4.2.2,
                                    4.2.6, 4.2.9, 4.3.6, 9.4.2, 9.8.2, 9.9.2, 9.10.1, 13.5

--------------------------------------------------------------------------------
AIA DOCUMENT A201 . GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION . FOURTEENTH EDITION - AIA . COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #3


Instructions to Bidders             1.1.1
Instructions to the Contractor      3.8.1, 4.2.8, 5.2.1, 7, 12.1, 13.5.2
Insurance                           4.3.9, 6.1.1, 7.3.6.4, 9.3.2, 9.8.2, 9.9.1,9.10.2, 11
Insurance, Boiler and Machinery     11.3.2
Insurance, Contractor's Liability   11.1
Insurance, Effective Date of        8.2.2, 11.1.2
Insurance, Loss of Use              11.3.3
Insurance, Owner's Liability        11.2
Insurance, Property                 10.2.5, 11.3
Insurance, Stored Materials         9.3.2, 11.3.1.4
INSURANCE AND BONDS                 11
Insurance Companies, Consent to
 Partial Occupancy                  9.9.1, 11.3.11
Insurance Companies, Settlement
 with                               11.3.10
Intent of the Contract Documents    1.2.3, 3.12.4,
                                    4.2.6, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest                            13.6
Interpretation                      1.2.5, 1.4, 1.5, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written            4.2.11, 4.2.12, 4.3.7
Joinder and Consolidation of
 Claims Required                    4.5.6
Judgment on Final Award             4.5.1, 4.5.4.1, 4.5.7
Labor and Materials, Equipment      1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.12.2, 3.12.3,3.12.7,3.12.11, 3.13,3.15.1,
                                    4.2.7, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Labor Disputes                      8.3.1
Laws and Regulations                1.3, 3.6, 3.7, 3.13, 4.1.1, 4.5.5
                                    4.5.7, 9.9.1, 10.2.2, 11.1, 11.3, 13.1,
                                    13.4, 13.5.1, 13.5.2, 13.6
Liens                               2.1.2, 4.3.2, 4.3.5.1, 8.2.2, 9.3.3, 9.10.2
Limitation on Consolidation or
 Joinder                            4.5.5
Limitations, Statutes of            4.5.4.2, 12.2.6, 13.7
Limitations of Authority            3.3.1, 4.1.2, 4.2.1,
                                    4.2.3, 4.2.7, 4.2.10, 5.2.2, 5.2.4, 7.4, 11.3.10
Limitations of Liability            2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.11,
                                    3.17, 3.18, 4.2.6, 4.2.7, 4.2.12, 6.2.2, 9.4.2,9.6.4,9.10.4,
                                    10.1.4, 10.2.5, 11.1.2, 11.2.1, 11.3.7, 13.4.2, 13.5.2
Limitations of Time, General        2.2.1, 2.2.4, 3.2.1, 3.7.3,
                                    3.8.2, 3.10, 3.12.5, 3.15.1, 4.2.1, 4.2.7, 4.2.11, 4.3.2,
                                    4.3.3, 4.3.4, 4.3.6, 4.3.9, 4.5.4.2, 5.2.1, 5.2.3,6.2.4, 7.3.4, 7.4,
                                    8.2, 9.5, 9.6.2, 9.8, 9.9, 9.10, 11.1.3, 11.3.1, 11.3.2, 11.3.5,
                                    11.3.6, 12.2.1, 12.2.2, 13.5, 13.7
Limitations of Time, Specific       2.1.2, 2.2.1, 2.4, 3.10, 3.11,
                                    3.15.1, 4.2.1, 4.2.11, 4.3, 4.4, 4.5, 5.3, 5.4, 7.3.5, 7.3.9,
                                    8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.6.1, 9.7,9.8.2, 9.10.2, 11.1.3,
                                    11.3.6, 11.3.10, 11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
Loss of Use Insurance               11.3.3
Material Suppliers                  1.3.1, 3.12.1, 4.2.4, 4.2.6, 5.2.1,
                                    9.3.1,9.3.1.2, 9.3.3,9.4.2,9.6.5, 9.10.4
Materials, Hazardous                10.1, 10.2.4
Materials, Labor, Equipment and     1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2,
                                    3.12.2,  3.12.3, 3.12.7, 3.12.11, 3.13, 3.15.1, 4.2.7, 6.2.1,
                                    7.3.6, 9.3.2, 9.3.3, 12.2.4, 14
Means, Methods, Techniques,
 Sequences and Procedures of
 Construction                       3.3.1, 4.2.3, 4.2.7, 9.4.2
Minor Changes in the Work           1.1.1, 4.2.8, 4.3.7, 7.1, 7.4
MISCELLANEOUS PROVISIONS            13
Modifications, Definition of        1.1.1
Modifications to the Contract       1.1.1, 1.1.2, 3.7.3, 3.1l,
                                    4.2.1,  5.2.3, 7, 8.3.1, 9.7
Mutual Responsibility               6.2

Nonconforming Work, Acceptance of   12.3
Nonconforming Work, Rejection and
 Correction of                      2.3.1,
                                    4.3.5, 9.5.2, 9.8.2, 12, 13.7.1.3
Notice                              2.3, 2.4, 3.2.1, 3.2.2, 3.7.3, 3.7.4, 3.9, 3.12.8,
                                    3.12.9, 3.17, 4.3, 4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1,
                                    9.5.1, 9.6.1, 9.7,9.10, 10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2,
                                    12.2.4, 13.3, 13.5.1, 13.5.2, 14,
Notice, Written                     2.3, 2.4, 3.9,3.12.8, 3.12.9, 4.3,
                                    4.4.4, 4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10,
                                    10.1.2, 10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Notice of Testing and Inspections   13.5.1, 13.5.2
Notice to Proceed                   8.2.2
Notices, Permits, Fees and          2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Architect's On-Site   4.2.2, 4.2.5, 4.3.6, 9.4.2, 9.5.1, 9.10.1, 13.5
Observations, Contractor's          1.2.2, 3.2.2
Occupancy                           9.6.6, 9.8.1, 9.9, 11.3.11


On-Site Inspections by the
 Architect                          4.2.2, 4.2.9, 4.3.6,
                                    9.4.2, 9.8.2, 9.9.2, 9.10.1
On-Site Observations by the
 Architect                          4.2.2, 4.2.5, 4.3.6,
                                    9.4.2, 9.5.1, 9.10.1, 13.5
Orders, Written                     2.3, 3.9, 4.3.7, 7, 8.2.2, 11.3.9, 12.1,
                                    12.2, 13.5.2, 14.3.1
OWNER                               2
Owner, Definition of                2.1
Owner, Information and Services
 Required of the                    2.1.2,
                                    2.2, 4.3.4, 6, 9, 10.1.4, 11.2, 11.3, 13.5.1, 14.1.1.5, 14.1.3
Owner's Authority                   3.8.1, 4.1.3, 4.2.9, 5.2.1, 5.2.4, 5.4.1,
                                    7.3.1, 8.2.2, 9.3.1, 9.3.2, 11.4.1, 12.2.4, 13.5.2, 14.2, 14.3.1
Owner's Financial Capability        2.2.1, 14.1.1.5
Owner's Liability Insurance         11.2
Owner's Loss of Use Insurance       11.3.3
Owner's Relationship with
 Subcontractors                     1.1.2, 5.2.1, 5.4.1, 9.6.4
Owner's Right to Carry Out the
 Work                               2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up           6.3
Owner's Right to Perform
 Construction and to Award
 Separate Contracts                 6.1
Owner's Right to Stop the Work      2.3, 4.3.7
Owner's Right to Suspend the Work   14.3
Owner's Right to Terminate the
 Contract                           14.2
Ownership and Use of Architect's
 Drawings, Specifications and
 Other Documents                    1.1.1, 1.3, 2.2.5, 5.3
Partial Occupancy or Use            9.6.6, 9.9, 11.3.11
Patching, Cutting and               3.14, 6.2.6
Patents, Royalties and              3.17
Payment, Applications for           4.2.5, 9.2, 9.3, 9.4,
                                    9.5.1, 9.8.3, 9.10.1, 9.10.3, 9.10.4, 14.2.4
Payment, Certificates for           4.2.5, 4.2.9, 9.3.3, 9.4, 9.5,
                                    9.6.1, 9.6.6, 9.7.1, 9.8.3, 9.10.1, 9.10.3, 13.7, 14.1.1.3, 14.2.4
Payment, Failure of                 4.3.7, 9.5.1.3, 9.7,
                                    9.10.2, 14.1.1.3, 14.2.1.2
Payment, Final                      14.2.1, 4.2.9, 4.3.2, 4.3.5, 9.10, 11.1.2
                                    11.1.3, 11.3.5, 12.3.1
Payment Bond, Performance Bond and  7.3.6.4, 9.10.3,
                                    11.3.9, 11.4
Payments, Progress                  4.3.4, 9.3, 9.6, 9.8.3, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION             9, 14
Payments to Subcontractors          5.4.2, 9.5.1.3,
                                    9.6.2, 9.6.3, 9.6.4, 11.3.8, 14.2.1.2
PCB                                 10.1

--------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                   Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #4

Performance Bond and Payment Bond   7.3.6.4,
                                    9.10.3, 11.3.9, 11.4
Permits, Fees and Notices           2.2.3, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION
 OF                                 10
Polychlorinated Bipheny             10.1
Product Data, Definition of         3.12.2
Product Data and Samples, Shop
 Drawings                           .11,3.12,4.2.7
Progress and Completion             4.2.2, 4.3.4,8.2
Progress Payments                   4.3.4, 9.3,
                                    9.6,9.8.3,9.10.3, 13.6,14.2.3
Project, Definition of the          1.1.4
Project Manual, Definition of the   1.1.7
Project Manuals                     2.2.5
Project Representatives             4.2.10
Property Insurance                  10.2.5, 11.3
PROTECTION OF PERSONS AND PROPERTY  10
Regulations and Laws                1.3,3.6,3.7,3.13,4.1.1, 4.5.5
                                    4.5.7,10.2.2, 11.1, 11.3, 13.1, 13.4,
                                    13.5.1, 13.5.2, 13.6, 14
Rejection of Work                   3.5.1,4.2.6, 12.2
Releases of Waivers and Liens       9.10.2
Representations                     1.2.2, 3.5.1, 3.12.7, 6.2.2, 8.2.1,9.3.3,
                                    9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives                     2.1.1, 3.1.1, 3.9, 4.1.1,
                                    4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes   4.4, 4.5
Responsibility for Those
 Performing the Work                3.3.2, 4.2.3, 6.1.3, 6.2, 10
Retainage                           9.3.1, 9.6.2, 9.8.3, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and
 Field Conditions by Contractor     1.2.2, 3.2, 3.7.3, 3.12.7
Review of Contractor's Submittals
 by Owner and Architect             3.10.1, 3.10.2, 3.11, 3.12,
                                    4.2.7, 4.2.9, 5.2.1, 5.2.3, 9.2, 9.8.2
Review of Shop Drawings, Product
 Data and Samples by Contractor     3.12.5
Rights and Remedies                 1.1.2, 2.3, 2.4, 3.5.1, 3.15.2,
                                    4.2.6, 4.3.6, 4.5, 5.3, 6.1, 6.3, 7.3.1, 8.3.1, 9.5.1, 9.7, 10.2.5,
                                    10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties and Patents               3.17
Rules and Notices for Arbitration   4.5.2
Safety of Persons and Property      10.2
Safety Precautions and Programs     4.2.3, 4.2.7, 10.1
Samples, Definition of              3.12.3
Samples, Shop Drawings, Product
 Data and                           3.11, 3.12,4.2.7
Samples at the Site, Documents
 and                                3.11
Schedule of Values                  9.2, 9.3.1
Schedules, Construction             3.10
Separate Contracts and Contractors  1.1.4, 3.14.2, 4.2.4,
                                    4.5.5, 6, 11.3.7, 12.1.2, 12.2.5
Shop Drawings, Definition of        3.12.1
Shop Drawings, Product Data and
 Samples                            3.11, 3.12, 4.2.7
Site, Use of                        3.13, 6.1.1, 6.2.1
Site Inspections                    1.2.2, 3.3.4, 4.2.2, 4.2.9,
                                    4.3.6, 9.8.2, 9.10.1, 13.5
Site Visits, Architect's            4.2.2, 4.2.5, 4.2.9, 4.3.6,
                                    9.4.2, 9.5.1, 9.8.2, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing     4.2.6, 12.2.1, 13.5
Specifications, Definition of the   1.1.6
Specifications, The                 1.1.1, 1.1.6, 1.1.7, 1.2.4, 1.3, 3.11
Statute of Limitations              4.5, 4.2, 12.2.6, 13.7


Stopping the Work                   2.3., 4.3.7, 9.7, 10.1.2, 10.3, 14.1
Stored Materials                    6.2.1, 9.3.2, 10.2.1.2, 11.3.1.4, 12.2.4
Subcontractor, Definition of        5.1.1
SUBCONTRACTORS                      5
Subcontractors, Work by             1,2,4, 3.3.2, 3.12.1, 4.2.3, 5.3, 5.4
Subcontractual Relations            5.3, 5.4, 9.3.1.2, 9.6.2,
                                    9.6.3, 9.6.4, 10.2.1, 11.3.7, 11.3.8, 14.1.1, 14.2.1.2, 14.3.2
Submittals                          1.3, 3.2.3, 3.10,3.11, 3.12, 4.2.7, 5.2.1, 5.2.3,
                                    7.3.6, 9.2, 9.3.1, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 11.1.3
Subrogation, Waivers of             6.1.1, 11.3.5, 11.3.7
Substantial Completion              4.2.9, 4.3.5.2, 8.1.1, 8.1.3,
                                    8.2.3, 9.8, 9.9.1, 12.2.1, 12.2.2, 13.7
Substantial Completion,
 Definition of                      9.8.1
Substitution of Subcontractors      5.2.3, 5.2.4
Substitution of the Architect       4.1.3
Substitutions of Materials          3.5.1
Sub-subcontractor, Definition of    5.1.2
Subsurface Conditions               4.3.6
Successors and Assigns              13.2
Superintendent                      3.9, 10.2.6
Supervision and
 Construction Procedures            1.2.4, 3.3, 3.4,
                                    4.2.3, 4.3.4, 6.1.3, 6.2.4, 7.1.3, 7.3.4, 8.2, 8.3.1, 10, 12, 14
Surety                              4.4.1, 4.4.4, 5.4.1.2, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of                  9.9.1, 9.10.2, 9.10.3
Surveys                             2.2.2, 3.18.3
Suspension by the Owner for
  Convenience                       14.3
Suspension of the Work              4.3.7, 5.4.2, 14.1.1.4, 14.3
Suspension or Termination of the
 Contract                           4.3.7, 5.4.1.1, 14
Taxes                               3.6,7.3.6.4
Termination by the Contractor       14.1
Termination by the Owner for Cause  5.4.1.1, 14.2
Termination of the Architect        4.1.3
Termination of the Contractor       14.2.2
TERMINATION OR SUSPENSION OF THE
 CONTRACT                           14
Tests and Inspections               3.3.3, 4.2.6, 4.2.9, 9.4.2, 12.2.1, 13.5
TIME                                8
Time, Delays and Extensions of      4.3.8, 7.2.1, 8.3
Time Limits, Specific               2.1.2, 2.2.1, 2.4, 3.10, 3.11, 3.15.1,
                                    4.2.1, 4.2.11, 4.3, 4.4, 4.5., 5.3, 5.4, 7.3.5, 7.3.9, 8.2, 9.2, 9.3.1,
                                    9.3.3, 9.4.1, 9.6.1, 9.7, 9.8.2, 9.10.2, 11.1.3, 11.3.6, 11.3.10,
                                    11.3.11, 12.2.2, 12.2.4, 12.2.6, 13.7, 14
Time Limits on Claims               4.3.2, 4.3.3, 4.3.6, 4.3.9, 4.4, 4.5
Title to Work                       9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK   12
Uncovering of Work                  12.1
Unforeseen Conditions               4.3.6, 8.3.1, 10.1
Unit Prices                         7.1.4, 7.3.3.2
Use of Documents                    1.1.1, 1.3, 2.2.5, 3.12.7, 5.3
Use of Site                         3.13, 6.1.1, 6.2.1
Values, Schedule of                 9.2, 9.3.1
Waiver of Claims: Final Payment     4.3.5, 4.5.1, 9.10.3
Waiver of Claims by the Architect   13.4.2
Waiver of Claims by the Contractor  9.10.4, 11.3.7, 13.4.2
Waiver of Claims by the Owner       4.3.5, 4.5.1, 9.9.3,
                                    9.10.3, 11.3.3, 11.3.5, 11.3.7, 13.4.2
Waiver of Liens                     9.10.2
Waivers of Subrogation              6.1.1, 11.3.5, 11.3.7
Warranty and Warranties             3.5, 4.2.9,
                                    4.3.5.3, 9.3.3, 9.8.2, 9.9.1, 12.2.2, 13.7.1.3
Weather Delays                      4.3.8.2

-------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292.. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.


                                                  Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #5

WHEN Arbitration May Be Demanded    4.5.4
Work, Definition of                 1.1.3
Written Consent                     1.3.1, 3.12.8, 3.14.2,4.1.2,4.3.4,
                                    4.5.5, 9.3.2, 9.8.2, 9.9.1, 9.10.2, 9.10.3, 10.1.2, 10.1.3 11.3.1,
                                    11.3.1.4, 11.3.11, 13.2, 13.4.2
Written Interpretations             4.2.11, 4.2.12, 4.3.7

Written Notice                      2.3,2.4, 3.9, 3.12.8, 3.12.9, 4.3, 4.4.4,
                                    4.5, 5.2.1, 5.3, 5.4.1.1, 8.2.2, 9.4.1, 9.5.1, 9.7, 9.10, 10.1.2,
                                    10.2.6, 11.1.3, 11.3, 12.2.2, 12.2.4, 13.3, 13.5.2, 14
Written Orders                      2.3, 3.9, 4.3.7,
                                    7,8.2.2, 11.3.9, 12.1, 12.2, 13.5.2, 14.3.1




-------------------------------------------------------------------------------
AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987-THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.


                                                  Electronic Format A201-1987
User Document: CDMANA201V4.DOC -- 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 -- Page #6

--------------------------------------------------------------------------------

              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION

--------------------------------------------------------------------------------

                                   ARTICLE I
                              GENERAL PROVISIONS

1.1    BASIC DEFINITIONS

1.1.1  THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (1) a written amendment to the Contract signed by both parties, (2) a Change Order, [(3) [deleted] (4) [deleted]. Unless specifically enumerated in the
Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of addenda relating to bidding requirements).

1.1.2  THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) [deleted] (2) between the Owner and a Subcontractor or Sub-subcontractor or (3) between any persons or entities other than the Owner and Contractor.

1.1.3  THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project. As part of the Work, the Contractor shall obtain and pay for the services of a licensed architect and structural engineer in connection with the design and construction of the Project. Any and all civil engineering services required for the Project shall be separately contracted and paid for by the Owner. The Work comprises the total design and completed construction of the Project, including, without limitation, all design, construction and services required by the Contract Documents and includes all labor and materials necessary for the full performance and completion of the Project, including (but not limited to) all design materials, tools, methods labor, overtime labor and standby labor as may be required to maintain construction progress, equipment, supplies, services, supervision, transportation, power, fuel, water and other items, facilities and services of every kind necessary to perform and complete the Project, and to maintain adequate progress so as to be able to meet the requirements of the Project schedule.

1.1.4  THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

1.1.5  THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents, wherever located and whenever issued, showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6  THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, construction systems, standards and workmanship for the Work, and performance of related services.

1.1.7  THE PROJECT MANUAL

The Project Manual is the volume usually assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.2    EXECUTION, CORRELATION AND INTENT

1.2.1 The Contract Documents shall be signed by the Owner and Contractor as provided in the Agreement.

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #7

1.2.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

1.2.3 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the intended results.

1.2.4 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.5 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.3    OWNERSHIP AND USE OF ARCHITECT'S DRAWINGS, SPECIFICATIONS AND OTHER
       DOCUMENTS

1.3.1 The Drawings, Specifications and other documents prepared by the Architect are instruments of the Architect's service and unless otherwise indicated the Architect shall be deemed the author of them and will retain all common law, statutory and other reserved rights, in addition to the copyright. The Owner shall be permitted to retain copies, including reproducible copies of the Architect's Drawings, Specifications and other documents (the "Final Plans") for information and reference in connection with the Owner's use and occupancy of the Project. The Final Plans shall not be used by the Owner or any of the Owner's assigns for any other project. Notwithstanding the foregoing, when services of the Architect have been performed and the Contractor has been paid therefor in accordance with the terms of this Agreement, the Final Plans may be used by the Owner in connection with the future development, renovation and repair of the Project, without further compensation to the Architect or the Contractor, provided, however, that in the event of such use of the Final Plans by the Owner or its assigns, neither the Architect nor the Contractor shall have any liability or responsibility with respect to the use thereof; and provided, further, that the Owner hereby agrees to indemnify, defend and hold harmless the Architect and the Contractor from and against any and all claims, causes of action, losses, damages, liabilities and expenses (including, without limitation, attorneys' fees and court costs) which may be suffered or incurred by the Architect or the Contractor as a result of such use of the Final Plans. Upon Substantial Completion of the Work, the Contractor shall submit to the Owner two (2) complete sets of as-built drawings, signed by Contractor, certifying that they show complete and exact as-built conditions, stating sizes, kind of materials, vital piping, conduit locations and similar matters. The as-built drawings shall indicate by circling all areas changed from the original Contract Documents and shall otherwise be in such form as are reasonably acceptable to the Owner.

1.4    CAPITALIZATION

1.4.1 Terms capitalized in these General Conditions include those which are (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.5    INTERPRETATION

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #8

1.5.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.


                                   ARTICLE 2
                                     OWNER

2.1    DEFINITION

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Owner" means the Owner or the Owner's authorized representative. Until the Contractor is notified by the Owner in writing to the contrary, Craig Snow shall be the Owner's authorized representative.

2.1.2 The Owner upon reasonable written request shall furnish to the Contractor in writing information which is necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein at the time of execution of the Agreement and, within five days after any change, information of such change in title, recorded or unrecorded.

2.2    INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 The Owner shall, at the request of the Contractor, prior to execution of the Agreement and promptly from time to time thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. [Note: Unless such reasonable evidence were furnished on request prior to the execution of the Agreement, the prospective contractor would not be required to execute the Agreement or to commence the Work]

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site.

2.2.3 Except for permits and fees which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

2.2.4 Information or services under the Owner's control shall be furnished by the Owner with reasonable promptness to avoid delay in orderly progress of the Work.

2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals prepared by the civil engineer as are reasonably necessary for execution of the Work.

2.2.6 The foregoing are in addition to other duties and responsibilities of the Owner enumerated herein and especially those in respect to Article 6 (Construction by Owner or by Separate Contractors), Article 9 (Payments and Completion) and Article 11 (Insurance and Bonds).

2.3    OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner, by written order signed personally or by an agent specifically so empowered by the Owner in writing, may order the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

2.4    OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a second seven-day period. If the Contractor within such second seven-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the cost of correcting such deficiencies, including compensation for the Architect's additional services and expenses made necessary by such default, neglect or failure.

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #9

If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.


                                  ARTICLE 3
                                  CONTRACTOR

3.1    DEFINITION

3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

3.2    REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR

3.2.1 The Contractor shall carefully study and compare the Contract Documents with each other and with information furnished by the Owner pursuant to Subparagraph 2.2.2 and shall at once report to the Owner errors, inconsistencies or omissions discovered. The Contractor shall not be entitled to any changes to the guaranteed maximum price resulting from errors, inconsistencies or omissions in the Contract Documents unless the Owner recognized such error, inconsistency or omission and knowingly failed to report it to the Contractor. If the Contractor performs any construction activity involving an error, inconsistency or omission in the Contract Documents the Contractor shall assume appropriate responsibility for such performance and shall bear an appropriate amount of the attributable costs for correction unless the Owner approved such activity knowing it involved a recognized error, inconsistency or omission and failed to notify the Contractor of the same.

3.2.2 The Contractor shall take field measurements and verify field conditions and shall carefully compare such field measurements and conditions and other information known to the Contractor with the Contract Documents before commencing activities. Errors, inconsistencies or omissions discovered shall be reported to the Owner at once.

3.2.3 The Contractor shall perform the Work in accordance with the Contract Documents and submittals approved pursuant to Paragraph 3.12.

3.3    SUPERVISION AND CONSTRUCTION  PROCEDURES

3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless Contract Documents give other specific instructions concerning these matters.

3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons performing portions of the Work under a contract with the Contractor.

3.3.3 The Contractor shall not be relieved of obligations to performing the Work in accordance with the Contract Documents by tests, inspections or approvals required or performed by persons other than the Contractor.

3.3.4 The Contractor shall be responsible for inspection of portions of Work already performed under this Contract to determine that such portions are in proper condition to receive subsequent Work.

3.4    LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

3.5    WARRANTY

3.5.1 The Contractor warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents and free of any liens other than those liens created by the Owner and any mechanic's liens claims that the Contractor or any Subcontractor may possess in the event the Owner breaches

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #10
its payment obligations hereunder, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. If required by the Owner, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment. All warranties under this Section 3.5 shall commence as of the date of Substantial Completion of the Work and shall continue for a period of one (1) year, except as otherwise provided in the Contract Documents. Warranties for punch list items shall commence when such items have been completed, provided, however that when any punch list item is part of a system, the punch list item shall not delay the commencement of the warranty period on any other part or parts of such system, which warranty(ies) shall commence as of the date of Substantial Completion of the Work.

Insert A: 3.5.3 All Subcontractor's and manufacturers' warranties required under the Contract Documents shall be deemed furnished and assigned to the Owner pursuant to this Contract without further action by the Contractor upon the payment in full by the Owner for all Work as required under this Contract. All such guarantees and warranties shall extend for the period of time provided therein. Copies of all appliance, equipment and other warranties shall be submitted to the Owner prior to Final Payment.

3.6    TAXES

3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work or portions thereof provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

3.7    PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities bearing on performance of the Work.

3.7.3 The Contractor shall cause the Architect to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4  [Deleted.]

3.8    ALLOWANCES

3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities against which the Contractor makes reasonable objection.

3.8.2  Unless otherwise provided in the Contract Documents:

   .1 materials and equipment under an allowance shall be selected promptly by the Owner to avoid delay in the Work;

   .2 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

   .3 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum and not in the allowances;

   .4 whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.2 and (2) changes in Contractor's costs under Clause 3.8.2.3.

3.9    SUPERINTENDENT

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #11

3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

3.10    CONTRACTOR'S CONSTRUCTION SCHEDULES

3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's information a Contractor's construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

3.10.2 The Contractor shall prepare and keep current, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect and the Owner (if requested by the Owner) reasonable time to review submittals.

3.10.3 The Contractor shall conform to the most recent schedules. The Owner shall be entitled to call progress meetings to be held at the Work site during normal business hours or at such other time and location as may be agreed upon by the parties.

3.11    DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, addenda, Change Orders and other Modifications, in good order and marked currently to record changes and selections made during construction, and in addition approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Owner upon completion of the Work.

3.12    SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required the way the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents.

3.12.5 The Contractor shall review, approve and submit to the Owner Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate contractors. Submittals made by the Contractor which are not required by the Contract Documents may be returned without action.

3.12.6 The Contractor shall perform no portion of the Work requiring submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Owner. Such Work shall be in accordance with approved submittals.

3.12.7 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.8 The Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Owner's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Owner in writing of such deviation at the time of submittal and the Owner has given written approval to the specific

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #12
deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Owner's approval thereof.

3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Owner on previous submittals.

3.12.10 Informational submittals upon which the Owner is not expected to take responsive action may be so identified in the Contract Documents.

3.12.11 When professional certification of performance criteria of materials, systems or equipment is required by the Contract Documents, the Owner shall be entitled to rely upon the accuracy and completeness of such calculations and certifications.

3.13    USE OF SITE

3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.14    CUTTING AND PATCHING

3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

3.15    CLEANING UP

3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

3.16    ACCESS TO WORK

3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

3.17    ROYALTIES AND PATENTS

3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Owner.

3.18    INDEMNIFICATION

3.18.1 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Owner, from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them, or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

3.18.2  In claims against any person or entity indemnified under this Paragraph
3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #13
indemnification obligation under this Paragraph 3.18 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

3.18.3  [Deleted.]


                                   ARTICLE 4
                        ADMINISTRATION OF THE CONTRACT

4.1     ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as, if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

4.1.2 Duties, responsibilities and limitations of authority of the Architect shall be determined by the Contractor.

4.1.3 In case of termination of employment of the Architect, the Owner shall appoint an architect against whom the Contractor makes no reasonable objection and whose status under the Contract Documents shall be that of the former architect.

4.1.4 Disputes arising under Subparagraphs 4.1.2 and 4.1.3 shall be subject to arbitration.

4.2     ARCHITECT'S ADMINISTRATION OF THE CONTRACT

4.2.1 The Owner will provide administration of the Contract as described in the Contract Documents during construction and until all billings are completed and final payment is made.

4.2.2  [Deleted.]

4.2.3  [Deleted.]

4.2.4 COMMUNICATIONS FACILITATING CONTRACT ADMINISTRATION. The Owner and the Contractor shall communicate directly with each other, with copies of such written communications to be provided to the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

4.2.5  [Deleted.]

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #14

4.2.6 The Owner will have authority to reject Work which does not conform to the Contract Documents. Whenever the Owner considers it necessary or advisable for implementation of the intent of the Contract Documents, the Owner will have authority to require additional inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons performing portions of the Work.

4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor will cause the Architect's action to be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.2.8 The Contractor will furnish proposals for Change Orders to the Owner as set forth in Section 6.3.2 of AIA Document A111 signed by the Owner and the Contractor.

4.2.9 The Owner will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion. The Contractor will receive and forward to the Owner for the Owner's review and records written warranties and related documents required by the Contract and assembled by the Contractor.

4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

4.2.11  [Deleted.]

4.2.12  [Deleted.]

4.2.13  [Deleted.]

4.3     CLAIMS AND DISPUTES

4.3.1 DEFINITION. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be made by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.3.2   DECISION OF ARCHITECT.

________________________________________________________________________________

 AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #15

4.3.3 TIME LIMITS ON CLAIMS. Neither party shall intentionally withhold giving notice of a Claim if the failure to give such notice causes detriment to the other party. Claims must be made by written notice. An additional Claim made after the initial Claims has been implemented by Change Order will not be considered unless submitted in a timely manner.

4.3.4 CONTINUING CONTRACT PERFORMANCE. Pending final resolution of a Claim including arbitration, unless otherwise agreed in writing the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.3.5 WAIVER OF CLAIMS: FINAL PAYMENT. The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

   .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

   .2 failure of the Work to comply with the requirements of the Contract Documents; or

   .3   terms of special warranties required by the Contract Documents.

4.3.6 CLAIMS FOR CONCEALED OR UNKNOWN CONDITIONS. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will agree to an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Owner shall so notify the Contractor in writing, stating the reasons. If the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, then the dispute shall be resolved as provided in the Contract Documents.

4.3.7 CLAIMS FOR ADDITIONAL COST. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.3. If the Contractor believes additional cost is involved for reasons including but not limited to (1) an order by the Owner to stop the Work where the Contractor was not at fault, (2) failure of payment by the Owner, (3) termination of the Contract by the Owner, (4) Owner's suspension or (5) other reasonable grounds, Claim shall be filed in accordance with the procedure established herein.

4.3.8   CLAIMS FOR ADDITIONAL TIME

4.3.8.1 If the Contractor wishes to make Claim for any increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

4.3.8.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time and could not have been reasonably

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #16
anticipated, and that weather conditions had an adverse effect on the scheduled construction.

4.3.9 INJURY OR DAMAGE TO PERSON OR PROPERTY. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, of any of the other party's employees or agents, or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time. The notice shall provide sufficient detail to enable the other party to investigate the matter. If a Claim for additional cost or time related to this Claim is to be asserted, it shall be filed as provided in Subparagraphs
4.3.7 or 4.3.8.

4.4    RESOLUTION OF CLAIMS AND DISPUTES

4.4.1  [Deleted.]

4.4.2  [Deleted.]

4.4.3  [Deleted.]

4.4.4  [Deleted.]

4.5    ARBITRATION

4.5.1 CONTROVERSIES AND CLAIMS SUBJECT TO ARBITRATION. Any controversy or Claim arising out of or related to the Contract, or the breach thereof, shall be settled by litigation in a court of competent jurisdiction. The parties agree to endeavor to resolve their disputes by mediation in accordance with the Construction Industry Mediation Rules of the American Arbitration Association. The fee of any mediator shall be shared equally by the parties. The location of any mediation shall be in the metropolitan area where the Project is located if the parties do not agree on another location.

4.5.2  RULES AND NOTICES FOR ARBITRATION.

4.5.3  CONTACT PERFORMANCE DURING ARBITRATION.

4.5.4  WHEN ARBITRATION MAY BE DEMANDED.

4.5.4.1 [Deleted.]

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-9292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105638, which expires on 7/31/1998 - Page #17

4.5.4.2 [Deleted.]

4.5.5   LIMITATION ON CONSOLIDATION OR JOINDER.

4.5.6   CLAIMS AND TIMELY ASSERTION OF CLAIMS.

4.5.7   JUDGMENT ON FINAL AWARD.


                                   ARTICLE 5
                                SUBCONTRACTORS

5.1     DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2     AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner will promptly reply to the Contractor in writing stating whether or not the Owner after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner to reply promptly shall constitute notice of no reasonable objection.

5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

5.2.3 If the Owner has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner has no

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #18
reasonable objection. The Contract Sum shall be increased or decreased by the difference in cost occasioned by such change and an appropriate Change Order shall be issued. However, no increase in the Contract Sum shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner makes reasonable objection to such change.

5.3     SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities which the Contractor, by these Documents, assumes toward the Owner. Each subcontract agreement shall preserve and protect the rights of the Owner under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors shall similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

5.4     CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

    .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor in writing; and

    .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 If the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.


                                   ARTICLE 6
               CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

6.1     OWNERS RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided elsewhere in the Contract Documents.

6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule and Contract Sum deemed necessary by the Owner after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Owner until subsequently revised.

6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #19

Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

6.2     MUTUAL RESPONSIBILITY

6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Owner apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractors' completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

6.2.3 Costs caused by delays or by improperly timed activities or defective construction shall be borne by the party responsible therefor.

6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

6.2.5 Claims and other disputes and matters in question between the Contractor and a separate contractor shall be subject to the provisions of Paragraph 4.3 provided the separate contractor has reciprocal obligations.

6.2.6 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Paragraph 3.14.

6.3     OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish as described in Paragraph 3.15, the Owner may clean up and allocate the cost among those responsible as the Owner reasonably determines to be just.


                                   ARTICLE 7
                              CHANGES IN THE WORK

7.1     CHANGES


7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement between the Owner, and the Contractor as provided in Paragraph 6.3.2 of the Standard Form of Agreement Between Owner and Contractor (AIA Document No. A111) ("Par. 6.2.3").

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, or order for a minor change in the Work.

7.1.4 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

7.2     CHANGE ORDERS

7.2.1   A Change Order is defined in Par. 6.2.3.

   .1  [Deleted.]

   .2  [Deleted.]

   .3  [Deleted.]

7.2.2  [Deleted.]

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #20

7.3     CONSTRUCTION CHANGE DIRECTIVES

7.4.1   A CONSTRUCTION CHANGE DIRECTIVE ("CCD") IS DEFINED IN PAR. 6.2.3.

7.3.2   [Deleted.]

7.3.3   [Deleted.]

   .1   [Deleted.]

   .2   [Deleted.]

   .3   [Deleted.]

   .4   [Deleted.]

7.3.4   [Deleted.]

7.3.5   [Deleted.]

7.3.6   [Deleted.]

   .1   [Deleted.]

   .2   [Deleted.]

   .3   [Deleted.]

   .4   [Deleted.]

   .5   [Deleted.]

7.3.7   [Deleted.]

7.3.8   [Deleted.]

7.3.9   [Deleted.]

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #21

7.4     MINOR CHANGES IN THE WORK

7.4.1   [Deleted.]


                                  ARTICLE 8
                                     TIME

8.1     DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement. The date shall not be postponed by the failure to act of the Contractor or of persons or entities for whom the Contractor is responsible.

8.1.3 The date of Substantial Completion is the date Substantial Completion has been achieved in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2     PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3     DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Contractor is delayed at any time in progress of the Work by an act or neglect of the Owner, or of an employee of the Owner or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes not reasonably foreseeable on the date the Work commenced and which are beyond the Contractor's control, adverse weather conditions which prevent construction activities of the type then scheduled, delays caused by governmental authorities (not caused as a result of fault on the part of the Contractor), or by delay authorized by the Owner, then the Contract Time shall be extended by Change Order for a reasonable time.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.


                                   ARTICLE 9
                            PAYMENTS AND COMPLETION

9.1     CONTRACT SUM

9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

9.2     SCHEDULE OF VALUES

9.2.1 the Contractor shall submit to the Owner a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Owner may reasonably require. This schedule, unless reasonably objected to by the Owner shall be used as a basis for reviewing the Contractor's Applications for Payment.

9.3     APPLICATIONS FOR PAYMENT

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #22

9.3.1 At least twenty days before the date established for each progress payment, the Contractor shall submit to the Owner an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner may reasonably require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for elsewhere in the Contract Documents. See AIA Document A111 for additional provisions relating to Applications for Payment.

9.3.1.1 Such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for payment of amounts the Contractor does not intend to pay to a Subcontractor or material supplier because of a dispute or other reason.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include applicable insurance, storage, and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which payments have been previously received from the Owner shall, be free and clear of liens, claims, security interests or encumbrances favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

9.4     CERTIFICATES FOR PAYMENT

9.4.1 The Owner will, within twenty days after receipt of the Contractor's Application for Payment, either pay the amount of such Application to the Contractor or notify the Contractor in writing of the Owner's reasons for withholding payment in whole or in part as provided in Subparagraph 9.5.1.

9.4.2 The making of a Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified.

9.5     DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Owner may decide not to make a payment and may withhold a Payment in whole or in part, to the extent reasonably necessary to protect the Owner. If the Owner is unable to pay the amount of the Application, the Owner will notify the Contractor as provided in Subparagraph 9.4.1. If the Contractor cannot agree on a revised amount, the Owner will promptly pay the amount to which the Owner believes the Contractor is entitled. The

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105638, which expires on 7/31/1998 - Page #23

Owner may also decide not to make a payment or, because of subsequently discovered evidence or subsequent observations, may request a refund of a Payment previously made to such extent as may be necessary in the Owner's reasonable opinion to protect the Owner from loss because of:

    .1  defective Work not remedied;

    .2 third party claims filed or reasonable evidence indicating probable filing of such claims;

    .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

    .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

    .5  damage to the Owner or another contractor;

    .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

    .7 persistent failure to carry out the Work in accordance with the Contract Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.6     PROGRESS PAYMENTS

9.6.1 After the - Owner has received an Application for Payment from the Contractor which complies with the requirements of this Contract, the Owner shall make payment in the manner and within the time provided in the Contract Documents.

9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Owner - will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Owner on account of portions of the Work done by such Subcontractor.

9.6.4 The Owner shall not have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.7     FAILURE OF PAYMENT

9.7.1 If the Owner does not make a Payment, through no fault of the Contractor, within twenty days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount due to the Contractor hereunder then the Contractor may, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, which shall be accomplished as provided in Article 7.

9.8     SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so (i) the Owner can occupy or utilize the Work for its intended use, subject only to minor punchlist items that do not materially interfere with tenant's occupancy, and (ii) that an occupancy permit is issuable upon application therefor by the Owner.

9.8.2   When the Contractor considers that the Work, or a

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #24
portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected. The Contractor shall proceed promptly to complete and correct items on the list. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents. Upon receipt of the Contractor's list, the Owner will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Owner's inspection discloses any item, whether or not included on the Contractor's list, which is not in accordance with the requirements of the Contract Documents, the Contractor shall, before issuance of the Certificate of Substantial Completion, complete or correct such item, upon notification by the Owner. The Contractor shall then submit a request for another inspection by the Owner to determine Substantial Completion. When the Work or designated portion thereof is substantially complete, the Owner and the Contractor will execute a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

9.8.3 Upon Substantial Completion of the Work or designated portion thereof and upon application by the Contractor, the Owner shall make payment, reflecting adjustment in retainage, if any, for such Work or portion thereof as provided in the Contract Documents.

9.9     PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Subparagraph 11.3.11 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

9.9.2 Immediately prior to such partial occupancy or use, the Owner, and Contractor shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10    FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection and, when the Work has been finally completed in accordance with the Contract Documents and the Contract fully performed, the Owner will promptly make final Payment of all amounts due and owing to the Contractor under the Contract Documents.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292. WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #25
in effect and will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Contractor and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Owner prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims. The making of final payment shall constitute a waiver of claims by the Owner as provided in Subparagraph 4.3.5.

9.10.4 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment. Such waivers shall be in addition to the waiver described in Subparagraph 4.3.5.


                                  ARTICLE 10
                      PROTECTION OF PERSONS AND PROPERTY

10.1    SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

10.1.2 In the event the Contractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB), oil, or other materials, substances or waste determined to be hazardous, or the use of which is regulated under any other federal or state law ordinance, or regulation (collectively "Hazardous Materials") which has not been rendered harmless, the Contractor shall immediately stop Work in the area affected and report the condition to the Owner in writing. The Work in the affected area shall not thereafter be resumed except by written agreement of the Owner and Contractor if in fact the material is Hazardous Material and has not been rendered harmless. The Work in the affected area shall be resumed in the absence of Hazardous Material or when it has been rendered harmless, by written agreement of the Owner and Contractor, or in accordance with final determination by the Architect on which arbitration has not been demanded, or by arbitration under Article 4.

10.1.3 The Contractor shall not be required pursuant to Article 7 to perform without consent any Work relating to Hazardous Material.

10.1.4 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is - Hazardous Material and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Owner, anyone directly or indirectly employed by the Owner or anyone for whose acts the Owner may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 10.1.4.

10.2    SAFETY OF PERSONS AND PROPERTY

10.2.1  The Contractor shall take reasonable precautions for

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292_ WARNING:
  Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #26
safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

    .1  employees on the Work and other persons who may be affected thereby;

    .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

    .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner.

10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.3    EMERGENCIES

10.3.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractor's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and
Article 7.


                                  ARTICLE 11
                              INSURANCE AND BONDS

11.1    CONTRACTOR'S LIABILITY INSURANCE

11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

    .1 claims under workers' or workmen's compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

    .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

    .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

    .4 claims for damages insured by usual personal injury liability coverage which are sustained (1) by a person as a result of an offense directly or indirectly related to employment of such person by the Contractor, or
        (2) by another person;

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #27

    .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

    .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle; and

    .7 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the insurance certificate attached hereto in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

11.1.3 Certificates of Insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These Certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, all additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

11.2     OWNER'S LIABILITY INSURANCE

11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance. Optionally, the Owner may purchase and maintain other insurance for self-protection against claims which may arise from operations under the Contract. The Contractor shall not be responsible for purchasing and maintaining this optional Owner's liability insurance unless specifically required by the Contract Documents.

11.3     PROPERTY INSURANCE

11.3.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance in the amount of the initial Contract Sum as well as subsequent modifications thereto for the entire Work at the site on a replacement cost basis without voluntary deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.3 to be covered, whichever is earlier. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Work.

11.3.1.1 Property insurance shall be on an all-risk policy form and shall insure against the perils of fire and extended coverage and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, false-work, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's services and expenses required as a result of such insured loss. Coverage for other perils shall not be required unless otherwise provided in the Contract Documents.

11.3.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor, then the Owner shall bear all reasonable costs properly attributable thereto.

11.3.1.3 If the property insurance requires minimum deductibles and such deductibles are identified in the Contract Documents, the Contractor shall pay costs not covered because of such deductibles. If the Owner or insurer increases the required minimum deductibles above the amounts so identified or if the Owner elects to purchase this insurance with voluntary deductible amounts, the Owner shall be responsible for payment of the additional costs not covered because of such increased or voluntary deductibles. If deductibles are not identified in the Contract Documents, the Owner shall pay costs not covered because of deductibles.

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #28

11.3.1.4 Unless otherwise provided in the Contract Documents, this property insurance shall cover portions of the Work stored off the site after written approval of the Owner at the value established in the approval, and also portions of the Work in transit.

11.3.2 BOILER AND MACHINERY INSURANCE. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

11.3.3 LOSS OF USE INSURANCE. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

11.3.4 If the Contractor requests in writing that insurance for risks other than those described herein or for other special hazards be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost there of shall be charged to the Contractor by appropriate Change Order.

11.3.5 If during the Project construction period the Owner insures properties, real or personal or both, adjoining or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.3.7 for damages caused by fire or other perils covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

11.3.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.3 Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor.

11.3.7 WAIVERS OF SUBROGATION. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other perils to the extent covered by property insurance obtained pursuant to this Paragraph 11.3 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

11.3.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.3.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

11.3.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.5. If after such loss no other special agreement is made, replacement of damaged property shall be covered by appropriate Change Order.

11.3.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #29
occurrence of loss to the Owner's exercise of this power; if such objection be made, arbitrators shall be chosen as provided in Paragraph 4.5. The Owner as fiduciary shall, in that case, make settlement with insurers in accordance with directions of such arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

11.3.11 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

11.4    PERFORMANCE BOND AND PAYMENT BOND

11.4.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

11.4.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.


                                  ARTICLE 12
                       UNCOVERING AND CORRECTION OF WORK

12.1    UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Owner's instructions or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Owner, be uncovered for the Owner's observation and be replaced at the Contractor's expense without change in the Contract Time.

12.1.2 If a portion of the Work has been covered which the Owner has not specifically requested to observe prior to its being covered, the Owner may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be charged to the Owner. If such Work is not in accordance with the Contract Documents, the Contractor shall pay such costs unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

12.2    CORRECTION OF WORK

12.2.1 The Contractor shall promptly correct Work rejected by the Owner or failing to conform to the requirements of the Contract Documents, whether observed before or after Substantial Completion and whether or not fabricated, installed or completed. The Contractor shall bear costs of correcting such rejected Work, including additional testing and inspections and compensation for the Owner's services and expenses made necessary thereby.

12.2.2 If, within one year after the date of Substantial Completion of the Work or designated portion thereof, or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. This period of one year shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work. This obligation under this Subparagraph 12.2.2 shall survive acceptance of the Work under the Contract and termination of the Contract. The Owner shall give such notice promptly after discovery of the condition.

12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

12.2.4 If the Contractor fails to correct nonconforming Work within a reasonable time, the Owner may correct it in accordance with Paragraph 2.4. If the Contractor does not proceed with correction of such nonconforming Work within a reasonable time fixed by written notice from the Architect, the Owner may remove it and store the salvable materials or equipment at the Contractor's expense. If the Contractor does not pay costs of such removal and storage within ten days after written notice, the Owner may upon ten additional days' written notice sell such materials and equipment at auction or at private sale and shall account for the proceeds thereof, after deducting costs and damages that should have been borne by

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #30
the Contractor, including compensation for the Architect's services and expenses made necessary thereby. If such proceeds of sale do not cover costs which the Contractor should have borne, the Contract Sum shall be reduced by the deficiency. If payments then or thereafter due the Contractor are not sufficient to cover such amount, the Contractor shall pay the difference to the Owner.

12.2.5 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.6 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the time period of one year as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

12.3    ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.


                                  ARTICLE 13
                           MISCELLANEOUS PROVISIONS

13.1    GOVERNING LAW

13.1.1 The Contract shall be governed by the law of the place where the Project is located.

13.2    SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

Insert B: 13.2.2 The Contractor hereby consents to the Owner's assignment of this Agreement to a bank or other recognized financial institution as collateral for financing the Project, provided that such assignment does not release the obligations of the Owner to the Contractor hereunder and provided that a true copy of said assignment is delivered to the Contractor. The Owner hereby agrees that in the event of such assignment the Contractor may rely upon written notice from the assignee as to the fact of such assignment and as to the rights of the assignee thereunder in the event the Owner defaults under its loan agreements with such assignee.

13.3    WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.4    RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5    TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #31
where tests and inspections are to be made so the Owner may observe such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Owner will, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Owner of when and where tests and inspections are to be made so the Owner may observe such procedures. The Owner shall bear such costs except as provided in Subparagraph 13.5.3.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, the Contractor shall bear all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Owner.

13.5.5 If the Owner is to observe tests, inspections or approvals required by the Contract Documents, the Owner will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6    INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

13.7    COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1  As between the Owner and Contractor:

    .1 BEFORE SUBSTANTIAL COMPLETION. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

    .2 BETWEEN SUBSTANTIAL COMPLETION AND FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

    .3 AFTER FINAL CERTIFICATE FOR PAYMENT. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.


                                  ARTICLE 14
                   TERMINATION OR SUSPENSION OF THE CONTRACT

14.1    TERMINATION BY THE CONTRACTOR

14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor, for any of the following reasons:

    .1 issuance of an order of a court or other public authority having jurisdiction;

    .2 an act of government, such as a declaration of national emergency, making material unavailable;

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #32

    .3 or because the Owner has not made payment on an Application for Payment, within the time stated in the Contract Documents;

    .4 if repeated suspensions, delays or interruptions by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less; or

    .5 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

14.1.2 If one of the above reasons exists, the Contractor may, upon seven additional days' written notice to the Owner terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

14.1.3 If the Work is stopped for a period of 60 days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.2.

14.2    TERMINATION BY THE OWNER FOR CAUSE

14.2.1  The Owner may terminate the Contract if the Contractor:

    .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

    .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

    .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

    .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

    .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

    .2  accept assignment of subcontracts pursuant to Paragraph 5.4; and

    .3 finish the Work by whatever reasonable method the Owner may deem expedient.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architects services and expenses made necessary thereby, such excess shall be paid to the Contractor. If such costs exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

14.3    SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

14.3.2 An adjustment shall be made for increases in the cost of performance of the Contract, including profit on the increased cost of performance, caused by suspension, delay or interruption. No adjustment shall be made to the extent:

    .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #33
     for which the Contractor is responsible; or

    .2 that an equitable adjustment is made or denied under another provision of this Contract.

14.3.3 Adjustments made in the cost of performance may have a mutually agreed fixed or percentage fee.

________________________________________________________________________________

  AIA DOCUMENT A201 - GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - FOURTEENTH EDITION - AIA - COPYRIGHT 1987 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON D.C. 20006-5292 WARNING; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.
                                                    Electronic Format A201-1987
Document: CDMANA201V4.DOC - 2/27/1998. AIA License Number 105838, which expires on 7/31/1998 - Page #34

                                                                                      EXHIBIT A
                                                                           --------------------------------
[LOGO OF CLAYCO CONSTRUCTION COMPANY APPEARS HERE]                              CONTRACT DOCUMENT LIST
                                                                           --------------------------------
CLAYCO CONSTRUCTION COMPANY                                      Project No:          97132
2199 INNERBELT BUSINESS CENTER DRIVE                             Printed             3/2/98
St. Louis, MO 63114                                              D M Management
314-429-5100,  314-429-3137 - Fax                                #12 Sanborne Road
                                                                 Tilton, NH 03276

----------------------------------------------------------------------------------------------------------------------------
NUM       REV       TITLE                                   ORIG   REV          BULL      NOTES                REFERENCE RFI
----------------------------------------------------------------------------------------------------------------------------
Architectural
Cover               Cover                                        12/19/97                  Progress Set #3
----------------------------------------------------------------------------------------------------------------------------
Index               Index                                        12/19/97                  Progress Set #3
----------------------------------------------------------------------------------------------------------------------------
Civil
----------------------------------------------------------------------------------------------------------------------------
C0-1      6         Site Abbv., Legends & Symbols,                1/20/98                  Final Permit Set
                    List of Drawings
----------------------------------------------------------------------------------------------------------------------------
C0-2      4         Key Sheet                                    11/17/98                  Site Specific Comments
----------------------------------------------------------------------------------------------------------------------------
C1-1                Existing Conditions Plan                      9/15/97                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C1-2                Existing Conditions Plan                      9/15/97                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C1-3                Existing Conditions Plan                      9/15/97                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C1-4                Existing Conditions Plan                      9/15/97                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C1-5                Existing Conditions Plan                      9/15/97                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C2-1      6         Erosion and Sediment Control Plan             1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C2-2      6         Erosion and Sediment Control Plan             1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C2-3      6         Erosion and Sediment Control Plan             1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C2-4      6         Erosion and Sediment Control Plan             1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C2-5      6         Erosion and Sediment Control Plan             1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C3-1      6         Layout and Materials Plan                     1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C3-2      6         Layout and Materials Plan                     1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C3-3      6         Layout and Materials Plan                     1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C3-4      6         Layout and Materials Plan                     1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C3-5      6         Layout and Materials Plan                     1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-1      6         Grading, Drainage and Utilities Plan          1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-2      6         Grading, Drainage and Utilities Plan          1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-3      6         Grading, Drainage and Utilities Plan          1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-4      6         Grading, Drainage and Utilities Plan          1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-5      6         Grading, Drainage and Utilities Plan          1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C4-6                Sanitary Sewer Profile and Plan               1/26/98                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C4-7                Sanitary Sewer Profile and Plan               1/26/98                  Original Issue
----------------------------------------------------------------------------------------------------------------------------
C5-1      6         Site Details                                  1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C5-2      6         Site Details                                  1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C5-3      6         Site Details                                  1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C5-4      6         Site Details                                  1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C5-5      6         Site Details                                  1/20/98                  Final Permit Set
----------------------------------------------------------------------------------------------------------------------------
C5.5                Site Details
----------------------------------------------------------------------------------------------------------------------------
Landscape
----------------------------------------------------------------------------------------------------------------------------

                                             CURRENT DRAWING LIST
                                             Clayco Construction Company
                                             Date Range: All Dates
                                             Landscape continued...

--------------------------------------------------------------------------------------------------------------------------------
NUM       REV  TITLE                                   ORIG      REV            BULL      NOTES                    REFERENCE RFI
--------------------------------------------------------------------------------------------------------------------------------
L1-1       6   Planting Plan                                     1/20/98                  Final Permit Set
--------------------------------------------------------------------------------------------------------------------------------
L2-1       6   Planting Details                                  1/20/98                  Final Permit Set
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Architectural
--------------------------------------------------------------------------------------------------------------------------------
A0.1           SYMBOLS, LEGENDS, NOTES & INDEX                   12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A2.0           Overall Floor Plan                                 2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A2.1           First Floor Office Plan                            2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A2.1.1         First Floor Office Plan                            2/18/98                 Original Issue
--------------------------------------------------------------------------------------------------------------------------------
A2.2           Second Floor Office                                2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A2.2.1         Second Floor Office Plan                           2/18/98                 Original Issue
--------------------------------------------------------------------------------------------------------------------------------
A2.3           Mezzanine Plan                                    12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A2.4           Overall Floor Plan                                 2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A2.5           Office Roof Plan                                  12/19/97                 Progress Set #3 - Office
                                                                                          Shell Package
--------------------------------------------------------------------------------------------------------------------------------
A3.1           Exterior Warehouse Elevations                     12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A3.2           Exterior Office Elevations                        12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A3.3           Partial Exterior Link Elevations                  12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A3.4           Building Section @ Link                            2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A3.5           Building Section @ Link                            2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A3.6           Building Section @ Link                            2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A4.1           Enlarged Office Toilet Core Plans                  2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A4.2           Enlarged Plans                                     2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A4.3           Enlarged Plans                                     2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A6.1           Reflected Ceiling Plan in Warehouse                2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A6.1.1         First Floor Office Reflected                       2/18/98                 Original Issue
               Ceiling Plan
--------------------------------------------------------------------------------------------------------------------------------
A6.2           Office Second Floor Reflected                      2/18/98                 Revised
               Ceiling Plan
--------------------------------------------------------------------------------------------------------------------------------
A6.2.1         Mezzanine Warehouse/Link                           2/18/98                 Original Issue
               Reflected Ceiling Plan
--------------------------------------------------------------------------------------------------------------------------------
A6.3           Warehouse Core Reflected Ceiling Plan             12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A7.1           Warehouse Stair Plans                              2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A7.2           Office Stair and Elevator Sections                10/31/97                 Progress Set No. 2 -
                                                                                          Warehouse Permit Package
--------------------------------------------------------------------------------------------------------------------------------
A8.1           Wall Sections                                     12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A8.2           Wall Sections                                     12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A8.3           Wall Sections                                     12/19/97                 Progress Set #3
--------------------------------------------------------------------------------------------------------------------------------
A8.4           Wall Sections                                      2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A8.5           Wall Sections                                     12/19/97                 Progress Set #3 - Office
                                                                                          Shell Package
--------------------------------------------------------------------------------------------------------------------------------
A9.1           Door Schedule and Details                         12/18/97                 Progress Set #3 - Office
                                                                                          Shell Package
--------------------------------------------------------------------------------------------------------------------------------
A9.1.1         Door/Partition Schedule                            2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------
A9.2           Room Finish Schedule                               2/18/98                 Revised
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Structrual
--------------------------------------------------------------------------------------------------------------------------------
S1.1           Foundation Plan                                    2/10/98                 For Construction
--------------------------------------------------------------------------------------------------------------------------------
S1.2      5    Foundation Plan                                    2/10/98                 For Constr.
--------------------------------------------------------------------------------------------------------------------------------
S2.1           Foundation Details                                 2/10/98                 For Constr.
--------------------------------------------------------------------------------------------------------------------------------
S2.2           Column Schedule                                    2/10/98                 For Constr.
--------------------------------------------------------------------------------------------------------------------------------
S3.1           Mezzanine Framing Plan                             2/10/98                 For Constr.
================================================================================================================================

                                                                          Page 2

                                          CURRENT DRAWING LIST
                                          Clayco Construction Company
                                          Date Range: All Dates
                                          Structural continued...

--------------------------------------------------------------------------------------------------------------------------
NUM       REV       TITLE                              ORIG      REV       BULL      NOTES                   REFERENCE RFI
--------------------------------------------------------------------------------------------------------------------------
S3.2      1         Mezzanine Framing Plan Office               2/10/98             For Constr.
                    and Link
--------------------------------------------------------------------------------------------------------------------------
S4.1                Roof Framing Plan                            2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S4.2                Deck Welding and Conveyor                    2/10/98             For Constr.
                    Plans
--------------------------------------------------------------------------------------------------------------------------
S4.3      1         Roof Framing Plan (Office and                2/10/98             For Constr.
                    Link
--------------------------------------------------------------------------------------------------------------------------
S5.1                Joist Diagrams                               2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S6.1                Roof Framing Sections                        2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S6.2                Sections                                     2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S6.3      1         Sections                                     2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S6.4      1         Sections                                     2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
S6.5                Elevations                                   2/10/98             For Constr.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Tilt Up
--------------------------------------------------------------------------------------------------------------------------
TI        1         Panel Layout Plan                           12/19/97             Progress Set #7
--------------------------------------------------------------------------------------------------------------------------
T2        3         Elevations                                   1/28/98             As Noted
--------------------------------------------------------------------------------------------------------------------------
T3                  Elevations                                  11/14/97             Construction Set
--------------------------------------------------------------------------------------------------------------------------
T4                  Details                                     11/14/97             Construction Set
--------------------------------------------------------------------------------------------------------------------------
T5        2         Details                                      1/22/98             As Noted
--------------------------------------------------------------------------------------------------------------------------
T6        1         Details                                      2/11/98             As Noted
--------------------------------------------------------------------------------------------------------------------------
T7        1         Elevations and Details                       2/11/98             As Noted
--------------------------------------------------------------------------------------------------------------------------
T8        1         Panel Details                                2/11/98             As Noted
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Fire Protection
--------------------------------------------------------------------------------------------------------------------------
FP01                Site Fire Protection Plan                   12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP02                Partial Automatic Sprinkler Plan            12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP03                Partial Automatic Sprinkler Plan            12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP04                Partial Automatic Sprinkler Plan            12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP05                Partial Automatic Sprinkler Plan            12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP06                Below Mezzanine Automatic                   12/19/97             Progress Set #3
                    Sprinkler Plan
--------------------------------------------------------------------------------------------------------------------------
FP07                Enlarged Office Automatic                   12/19/97             Progress Set #3
                    Sprinkler Plan
--------------------------------------------------------------------------------------------------------------------------
FP08                Elevations                                  12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
FP09                First Floor Enlarged Office                 12/19/97             Progress Set #3
                    Automatic Sprinkler Plan
--------------------------------------------------------------------------------------------------------------------------
FP10                Second Floor Enlarged Office                12/19/97             Progress Set #3
                    Automatic Sprinkler Plan
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Plumbing
--------------------------------------------------------------------------------------------------------------------------
P1        1         Site Plumbing Plan                          12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mechanical
--------------------------------------------------------------------------------------------------------------------------
M1        A         Floor Plan - Mechanical                     12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
M2                  Floor Plan - First Floor Office             12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
M4        A         Floor Plan - Mechanical                     12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
M5        A         Schedules                                    12/9/97             For Owner Review
--------------------------------------------------------------------------------------------------------------------------
M6                  Floor Plan - Warehouse Offices              12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
M7        A         Schedules                                   12/11/97             For Owner Review
--------------------------------------------------------------------------------------------------------------------------
M8                  Details                                     12/19/97             Progress Set #3
--------------------------------------------------------------------------------------------------------------------------
Owner Drawing
--------------------------------------------------------------------------------------------------------------------------


                                          CURRENT DRAWING LIST
                                          Clayco Construction Company
                                          Date Range: All Dates
                                          Owner Drawing continued...

NUM            REV      TITLE                     ORIG      REV            BULL      NOTES               REFERENCE RFI
1 of 1                  Owner Racking Drawing               8/15/97                  Original Issue
------------------------------------------------------------------------------------------------------------------------------------


                                                                          PAGE 4

                                                                       EXHIBIT B
                                                                       ---------

                             OUTLINE SPECIFICATION
                             ---------------------
                                 DM MANAGEMENT
                              DISTRIBUTION CENTER
                             TILTON, NEW HAMPSHIRE

                           DECEMBER 24, 1997 Rev. 2

These specifications are to establish the scope of work to provide a new distribution facility constructed on a site in Tilton, New Hampshire.

                       DIVISION 1 - GENERAL REQUIREMENTS

Section lA - Summary of Work
----------   ---------------

The on site improvements and new construction of a facility that includes 574,914 Rev. 1 square feet. The facility area breakdown is as follows:

QA/Receiving                                                 37,800 sq.ft.
Reserve and outlet reserve pallet/case/hanging storage       77,500 sq.ft.
Active area                                                 151,590 Rev. 1
*Active mezzanine                                           151,590 Rev. 1
* Rev. 1 Returns/packing                                     59,000 sq.ft.
Shipping                                                     22,721 Rev. 1
Employee Entrance Mezzanine                                  13,188 sq.ft. Rev. 1
Warehouse/service areas/locker room core                     17,419 sq.ft. Rev. 1
General Office                                               32,356 sq.ft. Rev. 1
Connecting Corridor                                          11,750 sq.ft. Rev. 1
--------------------------------------------------------------------------------
     TOTAL AREA                                            574,914 sq. ft. Rev. 1

*NOTE: The mezzanine floor and structure to be supplied and installed by others. The main building framing which supports the mezzanine has been sized to allow for the mezzanine floor loads.

This outline specification is intended for the sole and exclusive use of Clayco Construction Company and DM Management in the completion of the proposed project. The building dimensions to be approximately 588' X 624' REV. 1 for the distribution area with dock loading on one side of the building. REV. 1 The general office area is A TWO-STORY, 130' X 130' CONNECTED BY A TWO-STORY 11,750 SQUARE FOOT CORRIDOR. REV. 1

Section 1B - General Conditions
-------------------------------

The Owner shall provide the following items for the use of the General
Contractor:

1. Property survey and property corner pins. General Contractor shall provide layout and staking (control) for building and site work.

-------------------------------------------

2.   Environmental report and any wetland mitigation process or fees.

3.   Utilities available at the property line per SASASKI REV. 1 site plan REV.
     1

4. Site grading and compaction to -1' +/-.1' OF FINISHED GRADES REV. 2 for all parking and building pads.

5.   LAWN AREAS TO BE GRADED TO -6" +/- .1' REV. 2

The General Contractor shall include the following items as required for the execution and/or completion of The Work. PLEASE NOTE: This listing is not to be considered all-inclusive or complete, but merely as a guide for the major items to be included under this Division.

1. Architectural and structural engineering, construction documents and specifications; the engineering documents shall include the plumbing, mechanical, electrical and fire protection work as these items are being completed on a design/build basis.

     The contractor shall cause the preparation and design of all construction drawings and specifications and incorporates the intent of the scope drawings and construction guidelines utilizing a licensed, registered, insured architect and engineer for all design and structural components of the building. The contractor will cause the design to comply with all applicable local, state and national codes and all design requirements for obtaining the necessary permits. The contractor will include any specialized design or consulting services needed.

     Provide all shop drawings, cut sheets, samples, submittals and other required items for Owner's review. Simultaneously both contractor and design professionals are to review and approve all shop drawings and submittal subject to the final review by Owner.

2. In addition to all other insurance requirements of contractor set forth in these general conditions, or the general conditions attached to the AIA Contract Agreement, the contractor shall require all professional subcontractors to obtain and maintain professional errors and omission coverage in connection with such subcontractor's work. Professional errors and omissions insurance shall be endorsed to provide contractual liability coverage.

     Such coverage for the professional subcontractors shall be in amounts not less than $1,000,000 each. Certified copies of the policies evidencing such coverage shall be furnished at the same time as the other evidence of insurance required under this agreement.

     Builder's Risk Insurance is supplied by OWNER REV. 2. Owner to be responsible for all deductibles.

-------------------------------------------

3. The contractor is not licensed as an architect or engineer in the State of New Hampshire and is not authorized by law to perform design services. Accordingly, contractor will not perform or furnish any design service. The contractor will obtain, administer and pay for such services as provided in the contract documents. Such services will be provided by licensed architects and engineers. Such design professionals will be responsible for quality of such design services and for any errors or omissions. Contractor is a licensed contractor in the State of New Hampshire.

4.   REV. 1

5. Temporary utilities - water, telephone, power and portable toilet facilities shall be provided by the General Contractor of sufficient capacity and at the locations required for their work. Pay for all electrical until the issuance of substantial completion notice.

6. Permits, Taps and Development Fees - All municipal and other political jurisdiction (including but not limited to; County/Local, Sewer District, and Fire District) plan check fees, building permits and grading permits required for the proposed work, will be secured by the Contractor. Provided as a $15,000 allowance.

7. Supervision - Any and all General Contractor project site and office supervision required for The Work shall be included, including a full-time qualified field superintendent, project manager and safety engineer.

8. Security - Provide and maintain job site security, as required to secure the project during construction term.

9. Insurance Coverage - Provide the minimum insurance requirements as defined by the Owner-Contractor Agreement.

10. Surveys and Layout - The Owner shall provide a monumented boundary survey of the parcel. The General Contractor shall perform all work required for the layout of The Work including line and grade surveying. We have included a topographical survey and an "as-built" survey for the Owner.

11. Testing and Inspections - The General Contractor shall provide for the performance of testing and control inspections as required by appropriate governmental agencies and/or the Owner including, but not limited to, concrete strength tests, soil compaction and moisture control, asphalt pavement (base and asphalt compaction).

     Reinforcing steel, placing concrete and welding inspection shall be tested only if required by the Building Department. The General Contractor shall employ a mutually agreeable independent testing laboratory to perform this work and the cost of said inspections should be included in the Price.

-------------------------------------------

12. Cleaning - The General Contractor shall keep the site reasonably clean and cleared throughout the duration of The Work. Upon completion of The Work, debris, construction materials and equipment will be removed from the building and the site. The floors of the building will be left broom clean. Washing of inside and outside face of exterior glass and all mirrors will be by the General Contractor.

13. Labor and Supervision - The Work will be done under the direction and supervision of an experienced superintendent and project manager employed by the General Contractor and approved by the Owner and these individuals will be empowered to discuss any matters with Owner's representative as deemed necessary.

14. The management team, which commences the work, shall be assigned to the work for the duration until Substantial Completion unless the Owner agrees otherwise.

15. Materials and Workmanship - Materials used in The Work will conform to the latest Standard Specifications of the American Society for Testing Materials, The American Concrete Institute, The American Institute of Steel Construction, American Welding Society, American Society of Mechanical Engineers, National Electric Code, N.E.M.A., American Institute of Electrical Engineers and the rules and regulations of the National Board of Fire Underwriters.

16. The workmanship will be consistent with the best practice of the various building trades and will conform to the standards of good construction for this class of work.

17. Where a product is specified by a brand name, a product of equal performance may be substituted only with the prior approval of the Owner, Architect or Engineer of record.

18. Color Selections - The Owner and/or Architect will provide a finish color schedule of the exposed surfaces of The Work in a timely manner for the General Contractor's use.

19. Temporary heat, water and power will be provided until the building is permanently or temporarily enclosed. After this time, it is assumed that the installation of the permanent heating system will have progressed far enough for it to be used for heating the building. The Builder has included the cost of operating the systems until Substantial Completion has been achieved.

20. Guarantees - Upon notice from the Owner, the General Contractor will remedy any defects due to defective workmanship or materials, which will appear within a period of one year from the date of Substantial Completion of the Work.

21. A FIXED AMOUNT OF $285,00 Rev.2 is included to cover all winter construction premiums.

-------------------------------------------

The following items are included in the General Conditions/General Requirements for the General Contractor:

1 General expenses such as office equipment, stationery and office supplies, postage, telephone, shop drawing blueprints, reproduction costs, progress photographs, computer and EDP expenses, first-aid supplies, travel, lodging, and other such miscellaneous expenses.

2. Project staff including salaries and benefits for Project Manager, Project Superintendent, Assistants, AND FIELD SECRETARIES,FLELD VISITS BY SAFETY ENGINEER AND QUALITY CONTROL MANAGER. REV. 2

3. Tools and supplies including hand tools and construction equipment having an individual new value of less than $200 and consumable items which are used in the construction operation such as chalk, kerosene, brooms, brushes, etc....

4. Job office including rental of trailers, temporary buildings or office space for project staff. Also include interior modification and mechanical/electrical work as required to said job offices.

5. ON-SITE REV. 2 vehicles and repairs such as purchase of rental charges for plant owned by General Contractor or outside parties. Items include transits and levels, rental or purchase of job vehicles and repairs and maintenance of plant and vehicles used specifically on this project.

6. Temporary buildings, barricades and installations including labor, lumber, millwork, and other building materials used in the construction of tool sheds and other temporary structures with the exception of the job office which is included above.


                             DIVISION 2- SITE WORK

Section 2A - Subsurface Investigation
-------------------------------------

Soils and subsurface investigation will be completed by a certified soil engineer as required by the structural engineer for design of the foundations. Soil investigation and report will be paid and provided by Owner.

Section 2B - Earthwork
----------------------

The site shall be designed by a civil engineer to provide for a balanced cut and fill condition. Any excess topsoil or excavated materials will be placed in berms or graded into unpaved areas to preclude hauling of materials off site.

PROVIDE EXCAVATION OF THREE DETENTION PONDS. REV. 1

-----------------------------------

REV. 1 The entire site will be graded (by others) to within +/- 1" REV. 1 of fixed Rev. 2 grades as SHOWN ON SASAKI DRAWINGS REV. 2

INCLUDED IS AN ALLOWANCE OF $33,200 FOR MISCELLANEOUS SITE WORK. REV. 2

EXCAVATION OF THE DETENTION PONDS AND OUTFLOW STRUCTURES IS INCLUDED. REV. 2

Excavation of existing conditions for installation of footings and foundations.

Finish grading of areas around the building and paving to achieve proper drainage and uniform surfaces to a 0.1 foot (+/-) tolerance.

Planting and landscape areas will be finish graded for planting by landscaping contractor.

Section 2C - Drainage
---------------------

Surface run-off of storm water shall be provided for with appropriate grade level changes for proper drainage in accordance with OUR PROPOSAL DATED 9/4/97 REV. 1. All storm water will flow to inlets, which are piped into detention basins. AN ALLOWANCE OF $268,979 IS INCLUDED FOR ALL STORM SEWERS AND INLETS. REV. 1

Roof area to be drained with interior drains and collector pipes and tied to the underground storm sewer system, which is piped, into detention basins.

Overflow water at roof drains will be collected by overflow drains, which are to be directly piped into roof drain drop piping. Overflow roof drains with separate piping or scuppers are not included.

Section 2D - Paving and Surfacing
---------------------------------

All asphalt paving and curbs to be in accordance with OUR ORIGIINAL PROPOSAL DATED 9/4/97. REV. 1

$541,000 ALLOWANCE IS INCLUDED FOR ALL ASPHALT AND CONCRETE PAVING AND ALL CURBS. REV. 1

Asphalt paving in the employee parking area and entry drive to be 1" WEARING SURFACE, 2" ASPHALT BASE REV. 2 asphalt paving over 8" REV. 2 of granular base and asphalt paving in the truck parking and entry drive to be 2" WEARING SURFACE, 2" ASPHALT BASE REV. 2 asphalt paving over 8" of granular base.

Dock door areas to have 6" thick, concrete with one layer of 6x6x4/4 wire mesh on 6" of granular base from the dock wall out 65'-0" (65' x 350' area included).

---------------------------------------------

Trailer staging areas to be asphalt paving (4"-2"X 2" REV. 2 asphalt on 8" granular fill, 95' x 350').

All pavement striping shall be 4" wide and will be two-coat white paint system and will include handicap areas required by Code.

One (1) 60'-0" long concrete ramp is included.

Concrete curb and gutter used at all paving areas.

4" thick sidewalks and patio slabs per the site plan (2,000 SQ.FT. FOR PATIO) REV. 1.

Provide 12'-0" wide STONE REV. 2 perimeter road around building and future expansion areas.

Section 2E - Erosion Control
----------------------------

Provide erosion control as required by governing codes or as necessary to perform construction.

Section 2F - Landscaping/Irrigation
-----------------------------------

Landscaping/irrigation will be provided as an allowance of $250,000. REV. 1

Include three (3) 35'-0" high aluminum tapered flagpoles.


Section 2G - Miscellaneous Signage
----------------------------------

Monument signage allowance of $25,000 is included.

Road signage allowance of $25,000 is included.


Section 2H - Site Gates
-----------------------

Provide two (2) automatic gates to be located at entrance and exit of dock yard. Controlled from security room via intercom and closed circuit TV.


                             DIVISION 3 - CONCRETE

Section 3A - Cast-In-Place Concrete
-----------------------------------

Reinforced concrete grade beams and column spread footings based on 3500psi Compressive strength at 28 days and a soil bearing capacity of 4000 REV. 1 psf for column footings and 4000 REV. 1 psf for continuous wall footings..

-----------------------------------------------

REV. 1 The floor slab design will be 6" thick, 4000psi concrete, unreinforced, for all warehouse areas EXCEPT THE RESERVE AREA, WHICH WILL BE 8" THICK, UNREINFORCED, 4000PSI CONCRETE. REV. 1

All concrete floors to have 6" of compacted granular fill. Floor flatness to meet requirements listed in owner's specification Section III.B Article 2 "Floor Flatness and Levelness".

The slab shall be divided by saw cutting control joints into 16' x 14' sections.

MEZZANINE TO HAVE 3.5"; 4,000PSI CONCRETE (34,366 SQ.FT.) REV. 1

4" thick slab on grade with one layer of 6x6x10/10 WWF and vapor barrier is included for the office area (ground floor). Office slab to have 4" of compacted granular fill. Provide recessed floor at computer room for access flooring.

All construction joints to be doweled.

Floors shall be floated smooth and level and burnished with steel trowel and mechanical equipment to a smooth surface within specified tolerances.

Ashford floor sealer/hardener is included for all warehouse floors. SAWCUT JOINTS IN WAREHOUSE WILL BE CAULKED WITH MM80. REV. 1

Section 3B - Tilt-Up Concrete Wall Panels
-----------------------------------------

INSULATED, REV.1 tilt-up, load bearing, reinforced concrete wall panels will be provided at all exterior walls as indicated per our structural plans included in this proposal. Concrete design mix per structural engineer requirements. All vertical wall panels will be smooth finished and caulked. Rustication features are included on these panels. INSULATED PANELS WILL BE A 2-1/2" THICK FACE WITH 2" OF INSULATION AND A STRUCTURAL BACK OF 9-1/4" REV. 2

Interior finish of plant walls to be smooth trowel and painted REV. 1

Lifting inserts to receive plastic caps fitting flush with interior panel surface.

Exterior perimeter office walls to be constructed of load-bearing, tilt-up concrete.

REV. 1

Future "southern" expansion to provide another load bearing concrete wall (creating a "double" wall condition) to be set on our "expanded" footing.

                              DIVISION 4 - MASONRY

Section 4A - Masonry
--------------------

Provide masonry block wall construction for the following interior walls locations:

* REV. 1 All perimeter walls at office areas within the warehouse distribution areas are to be constructed with CMU (interior walls to be drywall construction).


* REV. 1 Toilet facilities, which are located within the warehouse distribution area, are to be constructed with CMU.

Sizes and structural requirements for these CMU walls will be designed and incorporated.

A 12" MASONRY FIRE WALL SEPARATING THE ACTIVE AREA FROM THE REMAINDER OF THE WAREHOUSE IS INCLUDED (801LF). REV. 1

                              DIVISION 5 - METALS

Section 5A - Structural Metal Framing
-------------------------------------

Structural steel shall comply with ASTM A-36 and be designed in accordance with "AISC Specification for Design, Fabrication and Erection of Structural Steel for Buildings" and applicable local codes, including applicable wind and snow loads.

All structural steel, joists and joist girders shall receive factory primer or shall receive primer subsequent to fabrication.

Bay spacing to be approximately 42'-0" x 48'-0".

Structural design incorporates Vertical Lateral Bracing between columns per Alper-Ladd drawings included with this proposal.

The warehouse distribution roof structure shall be designed to accommodate a ground snow load of 60psf and a total load of 70 psf and, at specific locations and loading required for conveyors and catwalks.

Section 5B - Metal Joist and Metal Decking
------------------------------------------

Joist girders and metal joists will support the roof, mezzanines loads and suspended conveyor and catwalk loads as described in the owners specification
Section III.E Article 4 "Loading". The metal joists shall be shop primed gray designed per SJI specifications.

PROVIDE BEAMS, JOISTS AND DECKING FOR 13,188 SQ.FT. RETURNS MEZZANINE. REV. 1

MAIN OFFICE AND CONNECTING CORRIDOR MEZZANINE AREA IS INCLUDED FOR 21,178 SQ.FT. REV. 1

White metal roof deck (20 and 22 gauge) shall be per the Steel Deck Institute
(SDI) requirements and our structural drawings included with this proposal and no concrete topping shall be provided at the roof.

------------------------------------------------------

A clear height of 35'-0" will be achieved at the lowest point of the warehouse.

Miscellaneous steel will be provided as required for the work including; stairs, ladder/cage, roof top unit supports, exterior stairs and handrails, pipe bollards (allowance of 100).

Three (3) sets of exterior metal stairs with handrail to be provided at the building perimeter.

Pipe handrail to be included at the "dock height" drive-in ramp as required.


                        DIVISION 6 - WOODS AND PLASTICS


Section 6A - Rough Carpentry
----------------------------

Wood blocking, nailers, furring and framing with standard construction grade lumber required to complete the new construction (fire treated where required by code), if required by architect.

Wood blocking, nailers and cant strips as required for the installation of the roof system.

*  Wood blocking and general rough carpentry at office areas as required.

WAREHOUSE "SERVICES" AREA TO HAVE HEAVY STUD FRAMING WITH A 3/4" PLYWOOD DECKING FOR LIGHT STORAGE (12,827SQ.FT.) REV. 1

Section 6B - Finish Carpentry
-----------------------------

*  Laminate vanities and tops

*  Laminate wall and base cabinets with counter.

*  Laminate window sills.

*  Laminate work tops and base cabinets.

*  Closet rods and miscellaneous shelving.


                 DIVISION 7 - THERMAL AND MOISTURE PROTECTION


Section 7A - Insulation
-----------------------

2" rigid polystyrene insulation board on foundation perimeter walls below floor slab AT OFFICE AREA ONLY. REV. 1

* REV. 1 Provide vinyl backed (R-4 min) rigid insulation at perimeter of tilt-up panels of the OFFICE REV. 1 AREA. REV. 1

-----------------------------------

Section 7B - Membrane Roofing
-----------------------------

Provide polyisocyanurate insulation to achieve R=19 REV. 1 DESIGN TO MEET AN FACTORY MUTUAL, I-60 DESIGN IS THE WAREHOUSE. REV. 1

Single ply, 45 mil, EPDM ballasted roof system with a 10 year "leak free" warranty an I-60 REV. 1 rating.

MAIN OFFICE AND CONNECTING CORRIDOR ROOFING TO BE STANDING SEAM METAL, R-19, "HIP" TYPE DESIGN WITH KALWALL ACCENT TRIM AND DORMERS PER THE RENDERING. REV. 1

Full time roof inspector on site during installation.

Walk pads around all roof mounted equipment (ROOF TOP HVAC UNITS) REV. 1.

Section 7C - Flashing and Sheet Metal
-------------------------------------

All sheet metal shall be "paint-grip" galvanized meeting S.M.A.C.N.A standards.

Section 7D - Caulking
---------------------

Caulking at required joints and intersections of two different materials to provide waterproof seal. Exterior and interior joints (below insulation) shall be caulked with two component polyurethane-based sealing compounds.

Thresholds shall be caulked with architectural grade caulking compound. Provide closed cell backer rod as required, material shall be round rod.

FireWalls shall receive fire resistive silicone building sealant, Dow Corning #700 or equivalent, and backer rod at all joints.

Section 7E- Roof Accessories
----------------------------

Provide ONE (1) ROOF hatch. Rev. 1


                         DIVISION 8 - DOORS AND WINDOWS


Section 8A - Metal Doors and Frames
-----------------------------------

* All interior wood doors will be solid core, oak veneer, 3'x7' in hollow metal frames..

-----------------------------------------------

DOORS IN THE FINISHED WAREHOUSE AREA TO BE EITHER 3' X 7'; SOLID CORE WOOD, OR, INSULATED HOLLOW METAL REV.1

The man doors in the exterior walls and all interior plant doors will be 18 gauge-insulated doors with 16 gauge frames.

All exterior doors shall receive 1-1/2" pair ball bearing hinges, closers, lever arm locksets, weather-stripping, thresholds, wipe strips, drip caps, storm chains and latch guards.

All doors required by code to be fire rated shall have labels designating hourly ratings per underwriters laboratory standards.

Section 8B - Sectional Overhead Doors
-------------------------------------

The overhead doors will be insulated sectional steel. EIGHTEEN (18) REV. 1 dock doors. EIGHTEEN (18) REV. 2 will be 9'-0" wide by 9'-0" and two (2) will be doors 12'-0" wide by 16'-0" high (at drive-in locations). All REV.1 doors will be ELECTRICALLY REV. 1 operated with vertical lift track and counter balance assembly.

Doors to have 3" wide, heavy-duty tracks and rollers with one (1) 6" x 12" view panel.

Section 8C - Openings in FireWall
---------------------------------

Provide three (3) fusible link automatic overhead coiling fire shutters at transit openings within fire separation walls. Three (3) openings to be 20'-0" wide by 18'-0" high.

Provide THREE (3) REV. 1 fire rated H.M. doors with required egress hardware within fire wall.

Section 8D - Metal Window Frames
--------------------------------

Prefinished aluminum window frames at exterior walls with manufacturer's standard sections; anodized finish and as manufactured by Kawneer or equal; (Kawneer Nucore 1-3/4" X 4-1/2" system or approved equal).

PROVIDE STRIP WINDOWS AT THE NORTH AND EAST ELEVATION OF THE WAREHOUSE IN ACCORDANCE WITH MITCHELL HUGEBACK DRAWINGS DATED 10/14/97 REV. 1

Section 8E - Hardware
---------------------

Hollow metal, insulated exterior doors shall include cylinder locks, hydraulic closers, drip cap, strike lock shields, door stops, silencers, sill sweeps, 1-1/2 pair hinges and code required panic hardware (where required). Hollow metal interior doors shall have 1-1/2 pair hinges, hydraulic closers, silencers and doorstops. Toilet room doors shall have push/pull plates.

* Push plates and kick plates to be provided as required. Brushed aluminum finish.

Section 8F - Glass and Glazing
------------------------------

Exterior windows shall be glazed with 1" insulated gray reflective glass. (laminated or tempered as required by Code). We include 6,594 REV. 1 sq.ft. of glass and glazing, (4) REV. 1 glass exterior doors and (2) glass interior doors for THE MAIN OFFICE AND CONNECING CORRIDOR REV.1 PER the architectural rendering.

WAREHOUSE AREA TO HAVE 3,068 SQ.FT. OF GLASS TO ALLOW NATURAL LIGHT TO INTERIOR. REV. 1

REV. 2

Glass entry vestibule is included.

                             DIVISION 9 - FINISHES

*NOTE: All interior finishes, including HVAC, electrical, fire protection, etc.. included at $35.00/SQ.FT. (45,000 SQUARE FEET AT $35.00/SQ.FT. = $1,575,000.00)
REV. 1 IN ADDITION TO THE $35.00/SQ.FT. ALLOWANCE, THE FOLLOWING AMOUNTS ARE INCLUDED FOR MAIN POWER ELECTRICAL ROUGH-IN ($174,590), SPRINKLER ROUGH-IN (WET SYSTEM AND COMPUTER ROOM GAS SYSTEM) ($83,155) AND DOMESTIC WATER AND SANITARY MAIN LINE ($32,000). REV. 2

Section 9A - Painting
---------------------

The exterior of the building will be acid etched and include a two coat acrylic paint system on all surfaces.

* REV. 1 The hollow metal doors and frames will be painted with two coats of paint.

Rev. 2

All exposed sheet metal to receive paint.

* Office drywall to receive two coat flat Latex paint system. Include allowance for wallcovering or Zolatone paint upgrade.

All pipe bollards, handrails and miscellaneous exposed metals to be painted.

Columns to be painted and numbered white with yellow at 10' AFF and lower.

All steel joists, girders and interior concrete walls.

* REV. 1 CMU partitions shall receive one (1) coat of block filler and two (2) coats of flat latex.

---------------------------------

* REV. 1 The cafeteria, locker room, storage rooms and workrooms are to receive 12"x12" vinyl composite tile. Rev. 2

* REV. 1 4" vinyl cove base shall be provided at VCT and carpet locations.

Section 9C - Acoustical Ceiling
-------------------------------

* The ceiling tile shall be 2'x4' Armstrong Second Look II, or equivalent, 5/8" thick, white, nondirectional fissured. The 2'x4' ceiling grid shall be heavy duty as manufactured by Donn or equivalent, and shall be adequate for supporting 2'x4' inlaid fluorescent fixtures and 2'x2' mechanical diffuser grills.

WAREHOUSE OFFICES TO HAVE A STANDARD 2'X4', NON-DIRECTIONAL, ACOUSTICAL CEILING. REV. 1

The office ceiling height shall be 9'-0".

Section 9D - Drywall
--------------------

THE INTERIOR WALLS OF OFFICE AREA WILL BE INSULATED WITH SOUND INSULATION. REV.
2



* The drywall partitions shall consist of 3 5/8", 25 gauge metal studs at 24" O.C. with one (1) layer of 5/8" drywall each side.

* The exterior walls of the office shall be furred with METAL STUDS REV. 2 with rigid or batt insulation (R-19) REV. 2. Provide 5/8" drywall.

* The office area columns shall be furred with drywall enclosures.

* Provide double studs at all jamb conditions.

* Provide sound attenuation blankets within partitions at executive offices, conferences rooms, computer rooms and security.

* REV. 1 Provide drywall ceilings at all restroom and miscellaneous office locations.

Section 9E - Ceramic/Quarry Tile
--------------------------------

*  2"x 2" ceramic floor tile shall be provided at the office toilets.

2"X2" CERAMIC FLOOR TILE SHALL BE PROVIDED AT THE WAREHOUSE TOILETS. REV. 1

*  4"x 4" ceramic wall tile shall be provided at all office toilet wet walls.

4"X4" CERAMIC WALL TILE SHALL BE PROVIDED AT ALL WAREHOUSE TOILET WET WALLS. REV. 1

* 12"x12" granite tile shall be provided at the lobby area in conjunction with carpet.

Section 9F - Carpeting
----------------------

* Included a $20/SQ.YD. REV. 1 allowance for material and installation. The carpet shall be a minimum 28 oz. level loop.

                           DIVISION 10 - SPECIALTIES

Section 1OA - Toilet Partitions and Accessories
-----------------------------------------------

* Toilet partitions in the office REV. 1 areas shall have a baked enamel finish.

WAREHOUSE TOILET PARTITIONS TO BE FLOOR-MOUNTED, STAINLESS STEEL TYPE. REV. 1

* REV. 1 Toilet accessories to be recessed or semi-recessed and brushed stainless steel finish.

* REV. 1 One (1) set of handicapped accessories shall be provided at each public toilet.

Section lOB - Miscellaneous Signage
-----------------------------------

$2,500 allowance is included for interior signage.

Provide handicap signage as required by Code.

Provide indication signage at restrooms.

Section 10C - Lockers/Benches
-----------------------------

* REV. 1 Provide double tier lockers (430 total lockers at 12"W x 18"D x 36'H).

Section 10D - Interior Fencing
------------------------------

Provide 8'-0" high galvanized fence surrounding the Security Active Storage Area (1000Lf).

Provide two (2) 10'-0" wide gates.

Provide four (4) cutouts for conveyor pass through locations.

Section 10E - Access Flooring
-----------------------------

* Provide access flooring at computer room.

                            DIVISION 11 - EQUIPMENT

Section 1lA - Dock Levelers
----------------------------

Provide SEVENTEEN (17) REV. 2 7'X8' recessed dock levelers; McGuire, KELLEY REV. 1 or Rite-Hite, 30,000# REV. 2 hydraulic dock levelers or equal.

Section 11B - Dock Seals
-------------------------

Provide SEVENTEEN (17) REV. 2 dock shelter/seals at overhead dock doors with heavy-duty, urethane coated nylon covering and truck bumpers. Kelley or equal.

Section 11C - Dock Lights
--------------------------

SEVENTEEN (17) REV. 2 150W dock "swing" lights, fans and receptacles (two duplex outlets) are included at overhead doors.

Section 11D - Trailer Restraints
--------------------------------

Provide SEVENTEEN (17) REV. 2 trailer restraints for recessed dock leveler locations; McGuire MTR-1 / MTR-2 or equal trailer locks/restraints. Communication sign package or strobe light is included.

                           DIVISION 12 - FURNISHINGS

Section 12A - Window Treatment
------------------------------

* Provide 1" metal leveler or equal, mini-blinds at all exterior and interior windows IN THE OFFICE AREA. REV. 2

Section 12B - Entrance Mat
---------------------------

* Vestibule will have ped-i-mat type entrance mat and frame.

                           DIVISION 15 - MECHANICAL

Section 15A - Fire Protection Systems
-------------------------------------

Work shall begin at the split in the 12 in. combination fire and domestic water service and shall include but not be limited to the following:

     Underground piping, valves, hydrants, fittings and blocking.

     Backflow preventor.

     Standard wet pipe sprinkler system for office, employee entrance, returns/packing, shipping, receiving/QA, service rooms and mechanical rooms.

     ESFR west pipe sprinkler system for the reserve storage area.

     Large drop wet pipe sprinkler systems for the active storage area.

     Fire pump and all associated equipment.

     PROVIDE SPRINKLER PROTECTION UNDER ACTIVE AND RETURN AREA MEZZANINES. REV.
     1

------------------------------------------------

     PROVIDE A ENERGYN GAS SYSTEM IN OFFICE AREA COMPUTER ROOM. REV. 1

References
----------
All work will be designed and installed in accordance with all applicable codes and referenced design standards and Factory Mutual recommendations.

     1.  1996 BOCA National Building Code
     2.  1994 Life Safety Code
     3.  NFPA 13, Sprinkler Systems
     4.  NFPA 20, Centrifugal Fire Pumps
     5.  NFPA 22, Water Storage Tanks
     6.  NFPA 24, Private Fire Service Mains
     7.  NFPA 231, General Indoor Storage
     8.  NFPA 231C, Rack Storage

System Description
------------------

* OFFICE, RESTROOMS and LOCKER ROOMS: (Standard Wet Pipe)
  ----------------------------------

     Density -0.10 gpm/sq.ft.

     Operating Area - 1,500 sq.ft.

     Temperature Rating/Orifice Size - 165 degrees F /1/2"

     Hose Stream Allowance - 250gpm

RETURN/PACKING, SHIPPING, RECEIVING/QA, SERVICE ROOMS and MECHANICAL ROOMS:
--------------------------------------------------------------------------
(Standard Wet Pipe)

     Density -0.20 gpm/sq.ft.

     Operating Area - 3,000 sq.ft.

     Temperature Rating/Orifice Size - 165 degrees F /17/32"

     Hose Stream Allowance - 500gpm

RESERVE (ESFR)
-------------

     Minimum end head pressure - 75psi

     Minimum number of sprinkler calculated - twelve (12) hydraulically most remote sprinklers, four (4) per branchline

     Temperature Rating/Sprinkler Type - 165 degrees F / ESFR

------------------------------------------------

     Hose Stream Allowance - 250gpm

ACTIVE: (Large Drop)
------

     Minimum end head pressure - 50psi

     Minimum number of sprinkler calculated - twenty (20)

     Temperature Rating/Sprinkler Type - 165 degrees F / Large Drop

     Hose Stream Allowance - 250gpm

Quality Assurance
-----------------
Equipment and components not specifically specified will be listed by Underwriter's Laboratories, Inc. and Factory Mutual approved for fire protection systems installation.

Section 15B - Heating, Ventilating and Air Conditioning
--------------------------------------------------------

* Provide packaged rooftop units with electric cooling and gas heating to maintain 78 degrees at 86/70 and 68 degrees at -10 degrees in the general office, service rooms, and employee entrance area. Each unit to be equipped with roof curb, manual outside air damper, throwaway filters, and temperature sensor, REV. 2

THE ENERGY MANAGEMENT SYSTEM WILL CONTROL THE RTU IN THE WAREHOUSE. REV. 2

Thirty-six (36) rooftop units (nominal 900 tons total cooling capacity) with electric cooling and gas heating to maintain 78 degrees at 86/70 and 68 degrees at -10 degrees in the returns/packaging, shipping, receiving/QA reserve and active areas including the mezzanine above the active. Each unit to be equipped with roof curb, manual outside air damper, throwaway filters and temperature sensor.

ACTIVE AREA AIR DISTRIBUTION TO BE ACCOMPLISHED BY A "DUCTED" AIR MOVEMENT SYSTEM. REV. 1

Three (3) toilet, locker, and janitor closet exhaust system ducted to the outside per code.

One (1) battery charging exhaust system ducted to the outside per code.

Two (2) electric entry heaters with integral thermostat.

* REV. 1Rectangular and spiral ductwork with associated perforated supply air registers, eggcrate type return air grilles, and flexible ductwork. Ductwork to be insulated as required to avoid noise and condensation. Plenum area above ceiling to be utilized for return air.

-------------------------------------------------------------------

Start, check and balance entire system. Standard one year warranty on entire system. Four year extended warranty on refrigeration compressors only. Balancing to be performed by NEBB certified contractor.

Hoisting of mechanical equipment.

Controls only.

Permits and inspection fees.

Gas piping from gas meter with minimum 10# pressure to mechanical units. Gas piping to be located on the roof with expansion loops as required.

Mechanical drawings prepared by professional engineer registered in the State of New Hampshire.

OFFICE AND WAREHOUSE REV. 2 HVAC WILL BE CONTROLLED BY THE ANDOVER ENERGY MANAGEMENT SYSTEM. REV. 1

Section 15C - Plumbing
-----------------------

Domestic Water System - A new 3" service (beginning 5' outside the building) will be stubbed up and valved in the utility room then distributed to serve the needs of the facility.

Sanitary, Waste and Vent - To be provided as required with 6" sanitary line terminating 5' outside the building.

* MAIN OFFICE REV. 1 Fixtures: (per Code Allowables)
  -------------------------------------------------
Automatic valve fixtures.
Sinks.
Showers.
Floor drains.
Eye wash stations.

WAREHOUSE OFFICE FIXTURES:  REV. 1
-------------------------

PER MITCHELL HUGEBACK DRAWINGS DATED 10/14/97. REV. 1

* REV. 1 Equipment:
         ---------
* REV. 1 Domestic water heaters; provide (4) REV. 1 40 gallon IN WAREHOUSE, *(6) IN MAIN OFFICES

Wall hydrant - Woodford Model #25C, freeze proof, vacuum breaker (4 included).
* REV. 1 Electric water coolers; provide (6) REV. 1 in plant/warehouse area and *(6) in office areas.
(2) hose bibbs at battery charging area.
Acid dilution sump.
Interior roof drains with overflows.

                         DIVISION 16 - ELECTRICAL WORK

Section 16A - Electric
----------------------

Base Building Scope
-------------------
The pad mounted transfer, by utility company, will be located 5'-0" from building as indicated on drawing No. El.

The incoming underground electric service to the building is rated at 7OOOAMP, 277/480/3/4 wire derived from a new utility company pad mounted transfer.

Power distribution:
------------------
(1)4000 AMP and (1)4000 REV. 2 AMP (8000 REV. 2 AMP total), 277/480/3/4 distribution panelboard located at the office/warehouse (transformers supplied & installed by utility).

(6) 400A, 277/480/3/4 lighting and power panelboards.

* (2) 225A, 277/480/3/4 lighting and power panelboards.

* (1) 1OOA, 277/480/3/4 lighting panelboard.

(3) 75KVA transformer.

* (1) 45KVA transformer.

* (1) 3OKVA transformer.

NOTE:  Refer to drawing No. E3 for additional power distribution.
----

Service up to and including the main distribution panels is to be sized to support a 25% expansion with the base building system, plus capability to add 50% expansion at a future date.

Provide an 275 KW emergency generator. Generator shall support emergency lighting, security, phone system PBX, PA system and computer system requirements in event of a loss of power.

One (1)4" PVC conduit for the incoming underground electric service will be stubbed to the property line for utility company by the utility company.

The electrical requirements for the mechanical are based on the mechanical specifications.

Thermostats and duct detectors furnished by mechanical contractor, installed by electrical contractor.

Starter for exhaust fans furnished and installed.

Proposal based on the following list of electrical devices:

----------------------------------

*    MAIN REV. 1 Offices:
     -------------------

(550) REV. 1 2' x 4' parabolic, 3-lamp with modular wiring

(120) REV. 1 Switches

(285) REV. 1 Duplex outlets


WAREHOUSE OFFICES REV. 1
-----------------

(210)2' X 4', PRISMATIC LIGHTS
(50) SWITCHES
(120) DUPLEX OUTLETS

Warehouse:
---------
(245)400W, super metal halide fixtures
(60)1000W super metal halide fixtures
(1,514) 8'-0" 2-lamp, high output, fluorescent strips at ceiling of Active mezzanine.
( 36) Double duplex receptacles at loading docks and future loading dock locations.
(17) REV. 2 Installation of dock lights.
(17) REV. 2 Installation of dock restraints.
(100) Dedicated duplex receptacles located at conveyor control panels.
(180) Telephone/data stub-ups in warehouse - Refer to unit price for stub-ups within office area
Central clock system - conduit rough-in only.
Video monitoring - conduit rough-in only interior and exterior.
Door monitoring - conduit rough-in only.

Wiring of Owner furnished equipment:
-----------------------------------

(20) Battery chargers at 25AMPS AT 480VOLT REV. 2 each.
( 1) Compactor
( 3) Air compressors
( 1) Installation of one (1) 15KVA UPS furnished by others.

Site Lighting:
-------------
(17) 400W high pressure sodium wall packs
( 1) 2-head 1000W high pressure sodium flood on 30' pole
( 4) 3-head 1000W high pressure sodium floods on 30' poles
( 5) 2-head 1000W high pressure sodium "shoe box" fixtures on 30' poles ( 4) 1-head 1000W high pressure sodium "shoe box" fixtures on 30' poles

Telephone Service:
-----------------
Telephone distribution system, along with a 2x4 plywood terminal board, will be provided at the electrical service entrance panelboard with all cable and conduit stub-ups furnished and installed by others.

Two (2) 4" PVC conduit for the incoming underground telephone system will be stubbed to the property line.

One (1) dedicated duplex receptacle at the main telephone plywood.

-----------------------------------

Proposal based on the entire building being covered by an automatic sprinkler system.

Paging System:
-------------
Single zone paging system tied into the telephone system for paging within office areas and specified areas within the warehouse.

Temporary electric power rated at 600 AMP, 120/240/1/3 wire, including interior lighting for construction and 120 volt, 1 phase power for small hand tools, is included within our proposal.

"MC" type cable will be utilized for all branch circuit wiring where possible.

All cabling for the incoming electrical service and panelboards will be aluminum type "XHHW" conductors.

Switching of lighting in production/warehouse areas will be done at central lighting panels.

CONVEYOR SYSTEM REV. 1
---------------
AN ALLOWANCE OF $321,194 (EXCLUDING GENERAL CONDITIONS AND OVERHEAD AND PROFIT) IS INCLUDED FOR ALL CONVEYOR POWER WIRING AND DISTRIBUTION IN THE WAREHOUSE AREA. REV. 1

EXCLUSIONS
----------
Site grading or compaction.

Storage Racking

Concrete Paving at parking areas.

Intercom or Security System equipment or wiring (conduit only).

Environmental report (supplied by owner)

Skylights/smoke vents/draft curtains.

Process piping/compressor piping.

Floor striping.

Exterior concrete sealer.

REV. 1

Asphalt sealer.

Equipment pads or foundations.

----------------------

Compressors.

Battery charger equipment.

Unforeseen or unusual underground soils conditions.

Water treatment system (other than sump).

Telephone or computer wiring (conduit stub-ups only).

Buss duct.

Electric/plumbing requirements for equipment

Conveyor fire doors.

Rev. 1

RTU screens.

Rev. 1

Electrical Exclusions:
----------------------

Central clock (conduit only)

Rev. 1

                                                                       EXHIBIT C
                                                                       ---------

                                 DM MANAGEMENT
                                 -------------
                         425,270 SF DISTRIBUTION CENTER
                         ------------------------------
                                  Dec. 24 1997
                                  ------------

                                                                            CONTROL       COST
  02000        SITE WORK                                                    BUDGET       PER/SF
================================================================================================
  02050        Demolition / Site Clearing Allowance                          2,200        0.01
------------------------------------------------------------------------------------------------
  02200        Earthwork Allowance                                          68,200        0.16
------------------------------------------------------------------------------------------------
  02210        Finish Grading Curbs & Islands                               38,274        0.09
------------------------------------------------------------------------------------------------
  02300        Surface Water Control                                         5,125        0.01
------------------------------------------------------------------------------------------------
  02500        Asphalt Paving and Striping                                 321,060        0.75
------------------------------------------------------------------------------------------------
  02510        Concrete Paving & Curbs                                     219,940        0.52
------------------------------------------------------------------------------------------------
  02605        Sanitary Sewer                                               65,500        0.15
------------------------------------------------------------------------------------------------
  02660        Water Distribution                                          183,640        0.43
------------------------------------------------------------------------------------------------
  02680        Gas Main to Building                                              0        0.00
------------------------------------------------------------------------------------------------
  02700        Storm Sewers                                                268,979        0.63
------------------------------------------------------------------------------------------------
  02780        Electric Co. Charges - Excluded                                   0        0.00
------------------------------------------------------------------------------------------------
  02781        Underground Electric Conduit                                      0        0.00
------------------------------------------------------------------------------------------------
  02800        Misc. Site Improvements                                      13,000        0.03
------------------------------------------------------------------------------------------------
  02802        Pump House                                                        0        0.00
------------------------------------------------------------------------------------------------
  02806        8' Galvanized Fencing                                             0        0.00
------------------------------------------------------------------------------------------------
  02808        Flag Poles                                                        0        0.00
------------------------------------------------------------------------------------------------
  02850        Landscaping Allowance                                       175,000        0.41
------------------------------------------------------------------------------------------------
  02900        Irrigation Allowance                                         75,000        0.18
------------------------------------------------------------------------------------------------
               SITE WORK TOTAL                                           1,435,918        3.38
               ---------------------------------------------------------------------------------

  02000        EARTHWORK
================================================================================================
  02220        Excavation and Backfill                                      47,636        0.11
------------------------------------------------------------------------------------------------
  02370        Piles and Caissons                                                0        0.00
------------------------------------------------------------------------------------------------
               EARTHWORK TOTAL                                              47,636        0.11
               ---------------------------------------------------------------------------------

  03000        CONCRETE
================================================================================================
  03210        Reinforcing Steel                                            74,376        0.17
------------------------------------------------------------------------------------------------
  03300        Cast-in-place Concrete                                      514,395        1.21
------------------------------------------------------------------------------------------------
  03345        Cement Flatwork                                           1,187,619        2.79
------------------------------------------------------------------------------------------------
  03350        Warehouse Floor joints w/ MM8O Sealer                             0        0.00
------------------------------------------------------------------------------------------------
  03355        Warehouse Floor Sealer - Ashford                             24,658        0.06
------------------------------------------------------------------------------------------------
  03400        TiltUp Concrete Wall Panels                               1,609,532        3.78
------------------------------------------------------------------------------------------------
               CONCRETE TOTAL                                            3,410,580        8.02
               ---------------------------------------------------------------------------------

2/17/98                         CLAYCO CONSTRUCTION                       PAGE 1

  04000        MASONRY
=====================================================================================================

  04210        Masonry                                                     308,220             0.72
-----------------------------------------------------------------------------------------------------
               MASONRY TOTAL                                               308,220             0.72
               --------------------------------------------------------------------------------------

  05000        METALS
-----------------------------------------------------------------------------------------------------

  05120        Structural Steel                                            586,011             1.38
-----------------------------------------------------------------------------------------------------
  05200        Miscellaneous for Tilt-up Panels                             10,000             0.02
-----------------------------------------------------------------------------------------------------
  05210        Steel Joists                                                766,716             1.80
-----------------------------------------------------------------------------------------------------
  05300        Metal Decking                                               248,266             0.58
-----------------------------------------------------------------------------------------------------
  05340        Structural Erection                                         400,627             0.94
-----------------------------------------------------------------------------------------------------
  05580        Sheetmetal Fabrications                                           0             0.00
-----------------------------------------------------------------------------------------------------
               METALS TOTAL                                              2,011,620             4.73
               --------------------------------------------------------------------------------------

  06000        WOOD & PLASTICS
=====================================================================================================

  06100        Rough Carpentry                                              35,606             0.08
-----------------------------------------------------------------------------------------------------
  06200        Finish Carpentry                                                  0             0.00
-----------------------------------------------------------------------------------------------------
               WOOD & PLASTICS TOTAL                                        35,606             0.08
               --------------------------------------------------------------------------------------

  07000        THERMAL & MOISTURE PROTECTION
=====================================================================================================

  07100        Waterproofing                                                     0             0.00
-----------------------------------------------------------------------------------------------------
  07200        Insulation                                                    2,200             0.01
-----------------------------------------------------------------------------------------------------
  07500        Roofing                                                   1,224,250             2.88
-----------------------------------------------------------------------------------------------------
  07600        Flashing and Sheet Metal                                     11,756             0.03
-----------------------------------------------------------------------------------------------------
  07700        Skylights / Smoke Vents / Roof Hatch                          1,700             0.00
-----------------------------------------------------------------------------------------------------
  07920        Sealants and Caulking                                       143,542             0.34
-----------------------------------------------------------------------------------------------------
               MOISTURE PROTECTION TOTAL                                 1,383,448             3.25
               --------------------------------------------------------------------------------------

  08000        DOORS & WINDOWS
=====================================================================================================

  08200        Doors, Frames, and Hardware                                  12,586             0.03
-----------------------------------------------------------------------------------------------------
  08300        Overhead Doors & Operators                                   40,230             0.09
-----------------------------------------------------------------------------------------------------
  08800        Glass & Glazing                                             268,892             0.63
-----------------------------------------------------------------------------------------------------
               DOORS & WINDOWS  TOTAL                                      321,708             0.76
               --------------------------------------------------------------------------------------

  09000        FINISHES
=====================================================================================================

  09200        Framing and Drywall                                          22,035             0.05
-----------------------------------------------------------------------------------------------------
  09500        Acoustical Treatment                                              0             0.00
-----------------------------------------------------------------------------------------------------
  09650        Ceramic Flooring                                                  0             0.00
-----------------------------------------------------------------------------------------------------
  09680        Carpet & Resilient Flooring                                       0             0.00
-----------------------------------------------------------------------------------------------------
  09900        Painting                                                    246,447             0.58
-----------------------------------------------------------------------------------------------------
  09950        Wall Covering & Zolotone Allowance                                0             0.00
-----------------------------------------------------------------------------------------------------
               FINISHES TOTAL                                              268,482             0.63
               --------------------------------------------------------------------------------------

10000          SPECIALTIES
=====================================================================================================

2/17/98                       CLAYCO CONSTRUCTION                         PAGE 2

  10150        Toilet Partitions and Acces.                                      0         0.00
-------------------------------------------------------------------------------------------------
  10550        Metal Lockers                                                     0         0.00
-------------------------------------------------------------------------------------------------
  10600        Interior Galvanized Fencing                                   9,340         0.02
-------------------------------------------------------------------------------------------------
  10610        Appliances                                                        0         0.00
-------------------------------------------------------------------------------------------------
  10900        Interior Signage & Directories                                2,500         0.01
-------------------------------------------------------------------------------------------------
  10950        Exterior Signage Allowance                                   50,000         0.12
-------------------------------------------------------------------------------------------------
               SPECIALTIES TOTAL                                            61,840         0.15
               ----------------------------------------------------------------------------------

  11000        EQUIPMENT
=================================================================================================

  11160        Hydrualic Dock Levelers - 30,000# Capacity                   54,400         0.13
-------------------------------------------------------------------------------------------------
  11162        Dock Levelers - Form Pits                                     8,517         0.02
-------------------------------------------------------------------------------------------------
  11164        Dock Locks                                                   20,400         0.05
-------------------------------------------------------------------------------------------------
  11165        Dock Seals                                                        0         0.00
-------------------------------------------------------------------------------------------------
  11166        Dock Shelters                                                22,865         0.05
-------------------------------------------------------------------------------------------------
  11167        Dock Lights w/Fans                                            9,775         0.02
-------------------------------------------------------------------------------------------------
               EQUIPMENT TOTAL                                             115,957         0.27
               ----------------------------------------------------------------------------------

  12000        FURNISHINGS
=================================================================================================

  12510        Horizontal Blinds                                                 0         0.00
-------------------------------------------------------------------------------------------------
               FURNISHINGS TOTAL                                                 0         0.00
               ----------------------------------------------------------------------------------

  13000        SPECIAL CONSTRUCTION
=================================================================================================

  13320        Emergency Generator                                          93,000         0.22
-------------------------------------------------------------------------------------------------
               SPECIAL CONSTRUCTION TOTAL                                   93,000         0.22
               ----------------------------------------------------------------------------------

  14000        CONVEYING SYSTEMS
=================================================================================================

  14200        ELEVATOR                                                     45,000         0.11
-------------------------------------------------------------------------------------------------
               CONVEYING SYSTEMS TOTAL                                      45,000         0.11
               ----------------------------------------------------------------------------------

  15000        MECHANICAL SYSTEMS
=================================================================================================

  15300        Fire Protection                                             578,913         1.36
-------------------------------------------------------------------------------------------------
  15310        Booster Pumps                                                45,000         0.11
-------------------------------------------------------------------------------------------------
  15400        Plumbing                                                    264,763         0.62
-------------------------------------------------------------------------------------------------
  15500        HVAC                                                        835,889         1.97
-------------------------------------------------------------------------------------------------
               MECHANICAL SYSTEMS TOTAL                                  1,724,565         4.06
               ----------------------------------------------------------------------------------

  16000        ELECTRICAL
=================================================================================================

  16050        Electrical                                                1,669,337         3.93
-------------------------------------------------------------------------------------------------
  16100        Site Lighting                                               100,860         0.24
-------------------------------------------------------------------------------------------------
               ELECTRICAL TOTAL                                          1,770,197         4.16
               ----------------------------------------------------------------------------------

  17000        CONSULTING SERVICES
=================================================================================================

  17000        Preliminary Fees                                              7,500         0.02
-------------------------------------------------------------------------------------------------

2/17/98                        CLAYCO CONSTRUCTION                        PAGE 3

  17100  Architectural Services                                       75,000         0.18
-----------------------------------------------------------------------------------------
  17150  Code Review                                                  17,000         0.04
-----------------------------------------------------------------------------------------
  17200  Structural Services                                          55,000         0.13
-----------------------------------------------------------------------------------------
  17300  Mechanical-Electrical-Plumbing-Sprinklers                    40,000         0.09
-----------------------------------------------------------------------------------------
  17400  Civil Services                                               25,000         0.06
-----------------------------------------------------------------------------------------
  17470  Subsurface Soil Report                                            0         0.00
-----------------------------------------------------------------------------------------
  17600  Roofing Inspections                                           6,000         0.01
-----------------------------------------------------------------------------------------
  17600  Rendering                                                     2,400         0.01
-----------------------------------------------------------------------------------------
  17900  Reimbursables                                                 8,505         0.02
-----------------------------------------------------------------------------------------
         CONSULTING SERVICES TOTAL                                   236,405         0.56
         ================================================================================

  18000  TENANT FINISH
-----------------------------------------------------------------------------------------

  04210  Masonry                                                      67,125         0.16
-----------------------------------------------------------------------------------------
  06200  Finish Carpentry                                             17,679         0.04
-----------------------------------------------------------------------------------------
  08200  Hollow Metal Doors & Frames                                  29,026         0.07
-----------------------------------------------------------------------------------------
  08800  Glazing                                                       8,000         0.02
-----------------------------------------------------------------------------------------
  09200  Framing and Drywall                                          87,636         0.21
-----------------------------------------------------------------------------------------
  09300  Ceramic Tile                                                 27,332         0.06
-----------------------------------------------------------------------------------------
  09500  Acoustical Treatment                                         16,959         0.04
-----------------------------------------------------------------------------------------
  09650  Resilient Flooring                                           31,693         0.07
-----------------------------------------------------------------------------------------
  09680  Carpet Allowance                                                  0         0.00
-----------------------------------------------------------------------------------------
  09900  Painting                                                     14,477         0.03
-----------------------------------------------------------------------------------------
  10150  Toilet Partitions                                            24,393         0.06
-----------------------------------------------------------------------------------------
  10990  Miscellaneous Specialties                                    41,050         0.10
-----------------------------------------------------------------------------------------
  15300  0                                                                 0         0.00
-----------------------------------------------------------------------------------------
  15300  Fire Protection                                              15,484         0.04
-----------------------------------------------------------------------------------------
  15400  Plumbing                                                     69,350         0.16
-----------------------------------------------------------------------------------------
  15500  HVAC                                                         77,422         0.18
-----------------------------------------------------------------------------------------
  16050  Electrical                                                   85,356         0.20
-----------------------------------------------------------------------------------------
  16150  Tenant Finish Allowance                                   1,575,000         3.70
-----------------------------------------------------------------------------------------
  18001  Space Planning & Design                                      35,000         0.08
-----------------------------------------------------------------------------------------
         TENANT FINISH TOTAL                                       2,222,982         5.22
         ================================================================================

  01000  GENERAL CONDITIONS
-----------------------------------------------------------------------------------------

  18010  Project Manager                                              55,500         0.13
-----------------------------------------------------------------------------------------
  18020  Field Superintendent                                        113,000         0.27
-----------------------------------------------------------------------------------------
  18025  Travel Expenses                                              88,500         0.21
-----------------------------------------------------------------------------------------
  18030  Drawing Reproduction & Progress Photos                        4,250         0.01
-----------------------------------------------------------------------------------------
  18040  Field Engineering & Layout                                   14,260         0.03
-----------------------------------------------------------------------------------------
  18060  Construction Cleaning & General Labor                        88,148         0.21
-----------------------------------------------------------------------------------------
  18100  Equipment Rental & Small Tools                               19,460         0.05
-----------------------------------------------------------------------------------------
  18200  Safety / Security / Miscellaneous                            27,781         0.07
-----------------------------------------------------------------------------------------
  18210  Winter Protection                                           285,000         0.67
-----------------------------------------------------------------------------------------
  18220  Temporary Roads                                              18,500         0.04
-----------------------------------------------------------------------------------------
  18240  Performance Bond                                                  0         0.00
-----------------------------------------------------------------------------------------
  18250  Building Permit Allowance                                    15,000         0.04
-----------------------------------------------------------------------------------------

2/17/98                       CLAYCO CCONSTRUCTION                     PAGE 4

   18255    Builder's Risk Insurance                           10,360      0.02
---------------------------------------------------------------------------------
   18260    Quality Control & Testing                          36,923      0.09
---------------------------------------------------------------------------------
   18270    Temporary Utilities                                21,935      0.05
---------------------------------------------------------------------------------
            GENERAL CONDITIONS TOTAL                          798,617      1.88
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
            Summary                                          Control      Cost
                                                             Budget      Per S/F
---------------------------------------------------------------------------------
   02000    SITE WORK                                       1,435,918      3.38
---------------------------------------------------------------------------------
   02000    EARTHWORK                                          47,636      0.11
---------------------------------------------------------------------------------
   03000    CONCRETE                                        3,410,580      8.02
---------------------------------------------------------------------------------
   04000    MASONRY                                           308,220      0.72
---------------------------------------------------------------------------------
   05000    METALS                                          2,011,620      4.73
---------------------------------------------------------------------------------
   06000    WOOD & PLASTICS                                    35,606      0.08
---------------------------------------------------------------------------------
   07000    THERMAL & MOISTURE PROTECTION                   1,383,448      3.25
---------------------------------------------------------------------------------
   08000    DOORS & WINDOWS                                   321,708      0.76
---------------------------------------------------------------------------------
   09000    FINISHES                                          268,482      0.63
---------------------------------------------------------------------------------
   10000    SPECIALTIES                                        61,840      0.15
---------------------------------------------------------------------------------
   11000    EQUIPMENT                                         115,957      0.27
---------------------------------------------------------------------------------
   12000    FURNISHINGS                                             0      0.00
---------------------------------------------------------------------------------
   13000    SPECIAL CONSTRUCTION                               93,000      0.22
---------------------------------------------------------------------------------
   14000    CONVEYING SYSTEMS                                  45,000      0.11
---------------------------------------------------------------------------------
   15000    MECHANICAL SYSTEMS                              1,724,565      4.06
---------------------------------------------------------------------------------
   16000    ELECTRICAL                                      1,770,197      4.16
---------------------------------------------------------------------------------
   18000    TENANT FINISH                                   2,222,982      5.23
---------------------------------------------------------------------------------
   17000    CONSULTING SERVICES                               236,405      0.56
---------------------------------------------------------------------------------
   01000    GENERAL CONDITIONS                                798,617      1.88
---------------------------------------------------------------------------------
            MISCELLANEOUS                                           0      0.00
---------------------------------------------------------------------------------
            OVERHEAD & PROFIT                                 896,047      2.11
---------------------------------------------------------------------------------

           ---------------------------------------------------------------------
            TOTAL ESTIMATED                                17,187,828     40.43
           ---------------------------------------------------------------------

2/17/98                       CLAYCO CONSTRUCTION                         PAGE 5

                                                                       EXHIBIT D
                                                                       ---------

DM MANAGEMENT
Office vs. Warehouse Comparison (REVISED 12/24/97R2)

                                           WAREHOUSE AND         MAIN OFFICE AND
SITE WORK                                WAREHOUSE OFFICES     CONNECTING CORRIDOR      TOTAL PROJECT
Demolition / Site Clearing Allowance          $    2,200               $      0           $    2,200
Earthwork Allowance                           $   29,600               $  3,600           $   33,200
Detention Pond                                $   35,000               $      0           $   35,000
Finish Grading Curbs & Islands                $   34,147               $  4,127           $   38,274
Surface Water Control                         $    5,125               $      0           $    5,125
Asphalt Paving and Striping                   $  181,184               $139,876           $  321,060
Concrete Paving & Curbs                       $  202,850               $ 17,090           $  219,940
Sanitary Sewer                                $   65,500               $      0           $   65,500
Water Distribution                            $  141,550               $ 42,090           $  183,640
Gas Main to Building                          $        0               $      0           $        0
Storm Sewers                                  $  194,419               $ 74,560           $  268,979
Electric Co. Charges - Excluded               $        0               $      0           $        0
Underground Electric Conduit                  $        0               $      0           $        0
Misc. Site Improvements                       $   13,000               $      0           $   13,000
Pump House                                    $        0               $      0           $        0
8' Galvanized Fencing                         $        0               $      0           $        0
Flag Poles                                    $        0               $      0           $        0
Landscaping Allowance                         $   50,000               $125,000           $  175,000
Irrigation Allowance                          $   25,000               $ 50,000           $   75,000
                                                                       --------           ----------
SITE WORK TOTAL                               $  979,575               $456,343           $1,435,918

EARTHWORK

Excavation and Backfill                       $   37,353               $ 10,283           $   47,636
Piles and Caissons                            $        0               $      0           $        0
                                                                       --------
EARTHWORK TOTAL                               $   37,353               $ 10,283           $   47,636

CONCRETE

Reinforcing Steel                             $   64,946               $  9,430           $   74,376
Cast-in-place Concrete                        $  447,790               $ 66,605           $  514,395
Cement Flatwork                               $1,077,953               $109,666           $1,187,619
Warehouse Floor joints w/ MM8O Sealer         $        0               $      0           $        0
Warehouse Floor Sealer - Ashford              $   24,658               $      0           $   24,658
TiltUp Concrete Wall Panels                   $1,412,272               $197,260           $1,609,532
                                                                       --------
CONCRETE TOTAL                                $3,027,619               $382,961           $3,410,580

MASONRY

Masonry                                       $  308,220               $      0           $  308,220
                                                                       --------           ----------
MASONRY TOTAL                                 $  308,220               $      0           $  308,220

METALS

Structural Steel                              $  432,294               $153,717           $  586,011
Miscellaneous for Tilt-up Panels              $    6,000               $  4,000           $   10,000
Steel Joists                                  $  635,500               $131,216           $  766,716

Metal Decking                                 $  234,367  $ 13,899  $  248,266
Structural Erection                           $  304,416  $ 96,211  $  400,627
Sheetmetal Fabrications                       $        0  $      0  $        0
                                                          --------  ----------
METALS TOTAL                                  $1,612,577  $399,043  $2,011,620

WOOD & PLASTICS
Rough Carpentry                               $   25,211  $ 10,395  $   35,606
Finish Carpentry                              $        0  $      0  $        0
                                                          --------  ----------
WOOD & PLASTICS TOTAL                         $   25,211  $ 10,395  $   35,606

THERMAL & MOISTURE PROTECTION
Waterproofing                                 $        0  $      0  $        0
Insulation                                    $        0  $  2,200  $    2,200
Roofing                                       $  642,250  $582,000  $1,224,250
Flashing and Sheet Metal                      $   11,756  $      0  $   11,756
Skylights / Smoke Vents / Roof Hatch          $      850  $    850  $    1,700
Sealants and Caulking                         $  130,500  $ 13,042   $ 143,542
                                                          --------  ----------
MOISTURE PROTECTION TOTAL                     $  785,356  $598,092  $1,383,448

DOORS & WINDOWS
Doors,Frames,and Hardware                     $   12,586  $      0  $   12,586
Overhead Doors & Operators                    $   40,230  $      0  $   40,230
Glass & Glazing                               $   82,836  $186,056  $  268,892
                                                          --------  ----------
DOORS & WINDOWS TOTAL                         $  135,652  $186,056  $  321,708

FINISHES
Framing and Drywall                           $    2,400  $ 19,635  $   22,035
Acoustical Treatment                          $        0  $      0  $        0
Ceramic Flooring                              $        0  $      0  $        0
Carpet & Resilient Flooring                   $        0  $      0  $        0
Painting                                      $  227,810  $ 18,637  $  246,447
Wall Covering & Zolotone Allowance            $        0  $      0  $        0
                                                          --------  ----------
FINISHES TOTAL                                $  230,210  $ 38,272  $  268,482

SPECIALTIES
Toilet Partitions and Acces.                  $        0  $      0  $        0
Metal Lockers                                 $        0  $      0  $        0
Interior Galvanized Fencing                   $    9,340  $      0  $    9,340
Appliances                                    $        0  $      0  $        0
Interior Signage & Directories                $        0  $  2,500  $    2,500
Exterior Signage Allowance                    $   25,000  $ 25,000  $   50,000
                                                          --------  ----------
SPECIALTIES TOTAL                             $   34,340  $ 27,500  $   61,840

EQUIPMENT
Hydrualic Dock Levelers - 30,000# Capacity    $   54,400  $      0  $   54,400
Dock Levelers - Form Pits                     $    8,517  $      0  $    8,517
Dock Locks                                    $   20,400  $      0  $   20,400
Dock Seals                                    $        0  $      0  $        0

Dock Shelters                                $   22,865  $      0  $     22,865
Dock Lights w/Fans                           $    9,775  $      0  $      9,775
                                                         --------  ------------
EQUIPMENT TOTAL                              $  115,957  $      0  $    115,957

FURNISHINGS

Horizontal Blinds                            $        0  $      0  $          0
                                             ----------  --------- ------------
FURNISHINGS TOTAL                            $        0  $      0  $          0

SPECIAL CONSTRUCTION

Emergency Generator                          $   70,000  $ 23,000  $     93.000
                                             ----------  --------  ------------
SPECIAL CONSTRUCTION TOTAL                   $   70,000  $ 23,000  $     93,000

CONVEYING SYSTEMS

ELEVATOR                                     $        0  $ 45,000  $     45,000
                                                         --------  ------------
CONVEYING SYSTEMS TOTAL                      $        0  $ 45,000  $     45,000

MECHANICAL SYSTEMS                           $        0
Fire Protection                              $  495,758  $ 83,155  $    578,913
Booster Pumps                                $   45,000  $      0  $     45,000
Plumbing                                     $  232,763  $ 32,000  $    264,763
HVAC                                         $  835,889  $      0  $    835,889
                                                         --------  ------------
MECHANICAL SYSTEMS TOTAL                     $1,609,410  $115,155  $  1,724,565

ELECTRICAL

Electrical                                   $1,494,747  $174,590  $  1,669,337
Site Lighting                                $   63,260  $ 37,600  $    100,860
                                                         --------  ------------
ELECTRICAL TOTAL                             $1,558,007  $212,190  $  1,770,197

CONSULTING SERVICES

Preliminary Fees                             $    7,500  $      0  $      7,500
Architectural Services                       $   50,000  $ 25,000  $     75,000
Code Review                                  $   13,600  $  3,400  $     17,000
Structural Services                          $   38,500  $ 16,500  $     55,000
Mechanical-Electrical-Plumbing-Sprinklers    $   32,000  $  8,000  $     40,000
Civil Services                               $   25,000  $      0  $     25,000
Subsurface Soil Report                       $        0  $      0  $          0
Roofing Inspections                          $    4,000  $  2,000  $      6,000
Rendering                                    $    2,400  $      0  $      2,400
Reimbursables                                $    7,588  $    917  $      8,505
                                                         --------  ------------
CONSULTING SERVICES TOTAL                    $  180,588  $ 55,817  $    236,405


TENANT FINISH
Masonry                                      $   67,125  $      0  $     67,125
Finish Carpentry                             $   17,679  $      0  $     17,679
Hollow Metal Doors & Frames                  $   29,026  $      0  $     29,026
Glazing                                      $    8,000  $      0  $      8,000

Framing and Drywall                       $    87,636  $        0  $    87,636
Ceramic Tile                              $    27,332  $        0  $    27,332
Acoustical Treatment                      $    16,959  $        0  $    16,959
Resilient Flooring                        $    31,693  $        0  $    31,693
Carpet Allowance                          $         0  $        0  $         0
Painting                                  $    14,477  $        0  $    14,477
Toilet Partitions                         $    24,393  $        0  $    24,393
Miscellaneous Specialties                 $    41,050  $        0  $    41,050
                                          $         0  $        0  $         0
Fire Protection                           $    15,484  $        0  $    15,484
Plumbing                                  $    69,350  $        0  $    69,350
HVAC                                      $    77,422  $        0  $    77,422
Electrical                                $    85,356  $        0  $    85,356
Tenant Finish Allowance                   $         0  $1,575,000  $ 1,575,000
Space Planning & Design                   $         0  $   35,000  $    35,000
                                                       ----------  -----------
TENANT FINISH TOTAL                       $   612,982  $1,610,000  $ 2,222,982


GENERAL CONDITIONS
Project Manager                           $    40,500  $   15,000  $    55,500
Field Superintendent                      $    48,300  $   64,700  $   113,000
Travel Expenses                           $    59,350  $   29,150  $    88,500
Drawing Reproduction & Progress Photos    $     3,250  $    1,000  $     4,250
Field Engineering & Layout                $    12,820  $    1,440  $    14,260
Construction Cleaning & General Labor     $    70,457  $   17,691  $    88,148
Equipment Rental & Small Tools            $    13,900  $    5,560  $    19,460
Safety / Security / Miscellaneous         $     9,193  $   18,588  $    27,781
Winter Protection                         $   230,350  $   54,650  $   285,000
Temporary Roads                           $    18,500  $        0  $    18,500
Performance Bond                          $         0  $        0  $         0
Building Permit Allowance                 $    10,000  $    5,000  $    15,000
Builder's Risk Insurance                  $    10,360  $        0  $    10,360
Quality Control & Testing                 $    36,923  $        0  $    36,923
Temporary Utilities                       $    12,875  $    9,060  $    21,935
                                                       ----------  -----------
GENERAL CONDITIONS TOTAL                  $   576,778  $  221,839  $   798,617

Overhead & Profit (5.5 %)                 $   653,787  $  242,260  $   896,047


Totals                                    $12,553,622  $4,634,206  $17,187,828
                                          $     33.09  $   101.06  $     40.42
